                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

- ----------------------------------x
In re:                            :  Chapter 11
                                  :  Case No. 91-804
COLUMBIA GAS TRANSMISSION         :
CORPORATION,                      :
                                  :
                   Debtor.        :
- ----------------------------------x


                          PLAN OF REORGANIZATION OF
                    COLUMBIA GAS TRANSMISSION CORPORATION

                            Respectfully Submitted,

                            STROOCK & STROOCK & LAVAN
                            Lewis Kruger
                            Robin E. Keller
                            Seven Hanover Square
                            New York, New York  10004-2594
                            (212) 806-5400

                            CRAVATH, SWAINE & MOORE
                            John F. Hunt
                            825 Eighth Avenue
                            New York, New York  10019-7475
                            (212) 474-1000

                            YOUNG, CONAWAY, STARGATT & TAYLOR
                            James L. Patton, Jr.
                            11th Floor - Rodney Square North
                            P.O. Box 391
                            Wilmington, Delaware  19899-0381
                            (302) 571-6600

                            Co-Counsel for Debtors.





Dated:  January 18, 1994

INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

I.        DEFINED TERMS, RULES OF INTERPRETATION,
          COMPUTATION OF TIME AND GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
          A.    Defined Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                1.        "Accepting 3.3D Claimant" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                2.        "Accepting 3.4 Claimant"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                3.        "Administrative Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                4.        "Administrative Fee Order"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                5.        "Aggregate Settlement Value"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                6.        "Aggregate Settlement Value Claims" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                7.        "Allowed" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                8.        "Assumed Executory Contract Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                9.        "Avoidance Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                10.       "Bankruptcy Code" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                11.       "Bankruptcy Court"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                12.       "Bankruptcy Rules"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                13.       "Bar Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                14.       "Bar Date Order"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                15.       "BG&E Appeal" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                16.       "Business Day"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                17.       "Calendar Quarter"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                18.       "Cash Collateral Orders"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                19.       "Chemical Bank's Secured Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                20.       "Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                21.       "Claims Estimation Procedures"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                22.       "Claims Reserve"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                23.       "Claims Supervision Committee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                24.       "Class" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                25.       "CNR" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                26.       "Columbia"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                27.       "Columbia Guaranty" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                28.       "Columbia Omnibus Settlement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                29.       "Columbia Secured Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                30.       "Columbia Stock"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                31.       "Columbia Unsecured Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                32.       "Confirmation"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                33.       "Confirmation Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                34.       "Confirmation Order"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                35.       "Creditor"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                36.       "Creditors' Committee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                37.       "Customer"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                38.       "Customers' Committee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                39.       "DIP Facility"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                40.       "Disbursing Agent"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                41.       "Disclosure Statement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                42.       "Disputed"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                43.       "Dissenting 3.4 Claimant" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                44.       "Dissenting 3.4 Claimants Reserve Amount"   . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                45.       "Distribution Formula"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                46.       "East Lynn Condemnation Award"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                47.       "East Lynn Condemnation Obligation" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

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
                                                                                                                          Page
                                                                                                                          ----
                48.       "East Lynn Property"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                49.       "Effective Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                50.       "Enterprise Energy Action"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                51.       "Enterprise Energy Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                52.       "Enterprise Energy Opt-Out Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                53.       "Enterprise Energy Settlement Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                54.       "Environmental Claims"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                55.       "Estate"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                56.       "Fee Examiner"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                57.       "FERC"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                58.       "FERC Gas Tariff" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                59.       "File" or "Filed" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                60.       "Final Order" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                61.       "First Mortgage Bonds"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                62.       "General Fund"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                63.       "General Fund Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                64.       "General Fund Class"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                65.       "General Fund Deposit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                66.       "General Fund Distributable Amount" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
                67.       "General Fund Trustee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                68.       "GRI" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                69.       "GRI Claim"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                70.       "Intercompany Claims" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                71.       "Interests" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                72.       "Inventory Financing Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                73.       "Inventory Loan Agreements" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                74.       "Inventory Security Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                75.       "Miscellaneous Administrative Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                76.       "1990 Rate Case"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                77.       "1990 Rate Case Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                78.       "1990 Rate Case Settlement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                79.       "NGA" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                80.       "Non-General Fund Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                81.       "Non-Producer"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                82.       "Omnibus FERC Motion" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                83.       "Omnibus FERC Motion Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                84.       "PBGC"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                85.       "Petition Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                86.       "Plan"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                87.       "Plan Mailing Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                88.       "Post-Effective Date Costs" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                89.       "Post-Petition Operational Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                90.       "Potential Disputed Claims" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                91.       "Priority Tax Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                92.       "Producer"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                93.       "Professional"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                94.       "Professional Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                95.       "Pro Rata" and "Pro Rata Share" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                96.       "Refund Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
                97.       "Refund Dispute"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
                98.       "Refund Obligation" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

                                                                                                                         Page
                                                                                                                         ----
                99.       "Reorganization Case" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                100.      "Reorganized TCO" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                101.      "RIA Account" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                102.      "Schedule of Liabilities" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                103.      "Section 4(e) Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                104.      "Secured Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                105.      "Secured Tax Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                106.      "Service Contract"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                107.      "Settlement Value"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                108.      "Settlement Value Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                109.      "Sharing Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                110.      "Sharing Event" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                111.      "Tax Allocation Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                112.      "Tax Reimbursement Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                113.      "TCO" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                114.      "TCO Note"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                115.      "TCO Obligation"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                116.      "Termination Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                117.      "Trust Fund Decision" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                118.      "Unclaimed Distribution"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                119.      "Unsecured Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                120.      "U.S. Trustee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                121.      "U.S. Trustee's Fee Claims" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                122.      "Voting Deadline" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                123.      "Waiver Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
          B.    Rules of Interpretation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
          C.    Computation of Time   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
          D.    Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

II.       UNCLASSIFIED CLAIMS AND
          CLASSES OF CLAIMS AND INTERESTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
          A.    General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
          B.    Unclassified Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                1.        Administrative Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                          a.  Professional Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                          b.  Post-Petition Operational Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                          c.  Assumed Executory Contract Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                          d.  U.S. Trustee's Fee Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                          e.  Miscellaneous Administrative Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                2.        Priority Tax Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                3.        East Lynn Condemnation Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          C.    Classes of Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                1.        Class 1 Claims - Secured Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                          a.  Class 1.1 - Chemical Bank's Secured Claim . . . . . . . . . . . . . . . . . . . . . . . . .  32
                          b.  Class 1.2 - Secured Producer Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                          c.  Class 1.3 - Secured Tax Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                          d.  Class 1.4 - Other Secured Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                2.        Class 2.1 Claim - Columbia Secured Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                3.        Class 3 Claims - Unsecured Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                                                                                                                         Page
                                                                                                                         ----
                          a.  Class 3.1 - Unsecured Claims of $50,000 or Less . . . . . . . . . . . . . . . . . . . . . .  32
                          b.  Class 3.2 - Unsecured Claims in Excess of $50,000 But Not in Excess of $250,000 . . . . . .  33
                          c.  Class 3.3A - Unsecured Recoverable Non-Gas Cost Claims  . . . . . . . . . . . . . . . . . .  33
                          d.  Class 3.3B - Unsecured Recoverable Gas Cost Claims  . . . . . . . . . . . . . . . . . . . .  34
                          e.  Class 3.3C - Unsecured Enterprise Energy Claims . . . . . . . . . . . . . . . . . . . . . .  34
                          f.  Class 3.3D - Unsecured Enterprise Energy Opt-Out Claims . . . . . . . . . . . . . . . . . .  34
                          g.  Class 3.4 - Unsecured Customer Claims and GRI Claims  . . . . . . . . . . . . . . . . . . .  34
                          h.  Class 3.5A - Unsecured Allowed Claims . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                          i.  Class 3.5B - Columbia Unsecured Claim . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                          j.  Class 3.6 - Unsecured Disputed Non-Producer Claims  . . . . . . . . . . . . . . . . . . . .  35
                          k.  Class 3.7 - Unsecured Disputed Producer Non-Contract Rejection Claims   . . . . . . . . . .  35
                          l.  Class 3.8 - Unsecured Disputed Producer Contract Rejection Claims . . . . . . . . . . . . .  36
          D.    Class 4 Claims - Assumed Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                1.        Class 4.1 - Environmental Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                2.        Class 4.2 - Certain Condemnation Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                3.        Class 4.3 - Pension Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                4.        Class 4.4 - Surety Bond Related Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
          E.    Class 5 Interests - Common Stock of TCO   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

III.      TREATMENT OF CLAIMS AND INTERESTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
          A.    Treatment of Unclassified Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                1.        Administrative Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                          a.  Professional Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                          b.  Post-Petition Operational Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                          c.  Assumed Executory Contracts Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                          d.  U.S. Trustee's Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                          e.  Miscellaneous Administrative Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                2.        Priority Tax Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                3.        East Lynn Condemnation Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
          B.    Treatment of Classified Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                1.        Class 1 Claims - Secured Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                          a.  Class 1.1 - Chemical Bank's Secured Claim . . . . . . . . . . . . . . . . . . . . . . . . .  39
                          b.  Class 1.2 - Secured Producer Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                          c.  Class 1.3 - Secured Tax Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                          d.  Class 1.4 - Other Secured Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                2.        Class 2.1 Claim - Columbia Secured Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                3.        Class 3 Claims - Unsecured Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                          a.  Settlement Values . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                                                                                                                         Page
                                                                                                                         ----
                          b.  Class 3.1 - Unsecured Claims of $50,000 or Less . . . . . . . . . . . . . . . . . . . . . .  45
                          c.  Class 3.2 - Unsecured Claims in Excess of $50,000 But Not in Excess of $250,000 . . . . . .  46
                          d.  Class 3.3A Claims - Unsecured Recoverable Non-Gas Cost Claims   . . . . . . . . . . . . . .  47
                          e.  Class 3.3B Claims - Unsecured Recoverable Gas Cost Claims . . . . . . . . . . . . . . . . .  48
                          f.  Class 3.3C Claims - Enterprise Energy Claims  . . . . . . . . . . . . . . . . . . . . . . .  49
                          g.  Class 3.3D - Enterprise Energy Opt-Out Claims . . . . . . . . . . . . . . . . . . . . . . .  50
                          h.  Class 3.4 Claims - Unsecured Customer Claims and GRI Claims . . . . . . . . . . . . . . . .  51
                          i.  Classes 3.5A, 3.5B, 3.6, 3.7 and 3.8 - General Fund Claims  . . . . . . . . . . . . . . . .  55
                4.        Class 4 Claims - Other Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                          a.  Class 4.1 - Environmental Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                          b.  Class 4.2 - Certain Condemnation Claims . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                          c.  Class 4.3 - Pension Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                          d.  Class 4.4 - Surety Bond Related Claims  . . . . . . . . . . . . . . . . . . . . . . . . . .  56
          C.    Treatment of Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                1.        Class 5 Interests - Common Stock of TCO . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

IV.       PROVISIONS GOVERNING DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
          A.    Transactions On the Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
          B.    Distributions on Non-General Fund Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                1.        Non-General Fund Claims Allowed as of the Effective Date  . . . . . . . . . . . . . . . . . . .  58
                2.        Claims Reserve for Subsequently Allowed Non-General Fund Claims   . . . . . . . . . . . . . . .  58
                          a.  General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                          b.  Distributions From the Claims Reserve . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                          c.  Distribution of Funds Remaining In the Claims Reserve . . . . . . . . . . . . . . . . . . .  59
                          d.  Tax Requirements for Income Generated by the Claims Reserve . . . . . . . . . . . . . . . .  60
                3.        Reserve for Dissenting 3.4 Claimants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                          a.  General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                          b.  Distributions from the RIA Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
                          c.  Distribution of Funds Remaining in the RIA Account  . . . . . . . . . . . . . . . . . . . .  62
          C.    Distributions to Holders of General Fund Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
                1.        Establishment of General Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
                2.        Distribution Formula  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                3.        Delay of Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64





                                      -v-

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
                4.        Funds Remaining In the General Fund Upon Termination  . . . . . . . . . . . . . . . . . . . . .  64
                5.        Tax Requirements of the General Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
          D.    Reorganized TCO or Third Party as Disbursing Agent For Non-General Fund Claims  . . . . . . . . . . . . .  65
          E.    Post-Effective Date Costs   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
          F.    Delivery of Distributions; Unclaimed Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                1.        Delivery of Distributions in General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                2.        Unclaimed Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
          G.    Means of Cash Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
          H.    Setoffs   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
          I.    Effective Date Payments or Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
          J.    Limit on Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
          K.    Continuation of Certain Retirement, Workers' Compensation and Long-Term Disability Benefits   . . . . . .  70

V.        MEANS FOR IMPLEMENTATION OF THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
          A.    Continued Corporate Existence and Vesting of Assets in Reorganized TCO  . . . . . . . . . . . . . . . . .  70
          B.    Corporate Governance, Directors and Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                1.        Certificate of Incorporation and By-Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                2.        Directors and Officers of Reorganized TCO . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                3.        Corporate Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
          C.    Preservation of Rights of Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
          D.    The Claims Estimation Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
          E.    Release of Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
          F.    TCO's Funding Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
          G.    Columbia Guaranty   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

VI.       BAR DATES; PROCEDURES FOR ESTABLISHING ALLOWED CLAIMS
          AND FOR RESOLVING DISPUTED CLAIMS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
          A.    Bar Date for Objections to Certain Non-Administrative Claims  . . . . . . . . . . . . . . . . . . . . . .  75
                1.        Potential Disputed Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
                2.        Claims Subject to the Claims Estimation Procedures  . . . . . . . . . . . . . . . . . . . . . .  75
                3.        Other Non-Administrative Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
          B.    Bar Dates for Certain Administrative Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
                1.        Professional Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
                2.        Bar Date for Administrative Claims Arising from Rejection of Executory Contracts
                            or Unexpired Leases   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
          C.    Authority to Prosecute Objections   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77

VII.      TREATMENT OF EXECUTORY CONTRACTS AND
          UNEXPIRED LEASES; ADDITIONAL BAR DATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
          A.    General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
          B.    Payments Related to Assumption of Executory Contracts and Unexpired Leases  . . . . . . . . . . . . . . .  78
          C.    Bar Date for Rejection Damages  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78

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
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          D.    Executory Contracts and Unexpired Leases Entered Into and Other Obligations
                  Incurred After the Petition Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79

VIII.     CONDITIONS PRECEDENT TO CONFIRMATION
          AND CONSUMMATION OF THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
          A.    Conditions to Confirmation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
          B.    Conditions to Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
          C.    Waiver of Conditions to Confirmation or Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . .  83
          D.    Effect of Non-Occurrence of Conditions to Effective Date  . . . . . . . . . . . . . . . . . . . . . . . .  84

IX.       CONFIRMABILITY AND SEVERABILITY
          OF THE PLAN AND CRAMDOWN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
          A.    Confirmability and Severability of the Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
          B.    Cramdown  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85

X.        DISCHARGE, RELEASES, SETTLEMENT OF CLAIMS AND INJUNCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
          A.    Discharge of Claims and Termination of Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
          B.    Injunction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
          C.    Limitation of Liability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
          D.    Settlement of Intercompany Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
          E.    Settlement of Refund Disputes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
          F.    Approval of 1990 Rate Case Settlement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90

XI.       RETENTION OF JURISDICTION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91

XII.      MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
          A.    Dissolution of the Creditors' Committee and the Customers' Committee and Creation of the
                  Claims Supervision Committee    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
                1.        Dissolution of the Committees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
                2.        Claims Supervision Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
                          a.  Function and Composition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
                          b.  Employment of Professionals   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                          c.  Dissolution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
          B.    Modification of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
          C.    Revocation of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
          D.    Severability of Plan Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
          E.    Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
          F.    Service of Documents on TCO or Reorganized TCO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
          G.    Payment and Withholding of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99

CONFIRMATION REQUEST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100

          EXHIBIT A - Affidavit of John H. Croom  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
          EXHIBIT B - Calculation of Post-Petition Interest on
                 the Columbia Secured Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1
          EXHIBIT C - Waiver Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1

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
          EXHIBIT D - Settlement Values   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . *
              D-1 - Class 3.1   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . *
              D-2 - Class 3.2   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . *
              D-3 - Class 3.3A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . *
              D-4 - Class 3.3B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . *
              D-5 - Class 3.3D  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . *
              D-6 - Class 3.4   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . *
              D-7 - Class 3.5A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . *
              D-8 - Class 3.6   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . *
              D-9 - Class 3.7   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . *
              D-10 - Class 3.8  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . *

*         See Separately Bound Volume

INTRODUCTION

          Columbia Gas Transmission Corporation ("TCO") proposes the following plan of reorganization (the "Plan") for the resolution of TCO's outstanding creditor claims and equity interests.  Columbia (as defined herein), the sole shareholder of TCO, has been authorized by its Board of Directors to support the Plan and to enter into the Columbia Omnibus Settlement (as defined herein),

subject to the necessary approvals of the Bankruptcy Court having jurisdiction over Columbia's Chapter 11 case and of the Securities and Exchange Commission pursuant to the Public Utility Holding Company Act of 1935, and any other regulatory approvals which Columbia may be required to obtain.  See affidavit of John H.  Croom annexed as Exhibit A hereto.

          For a discussion of TCO's history, businesses, properties, results of operations and projections for future operations and for a summary and analysis of the Plan and related matters, reference should be made to the Disclosure

Statement pursuant to section 1125 of the Bankruptcy Code for the Plan of

Reorganization of Columbia Gas Transmission Corporation (the "Disclosure

Statement") Filed by TCO with the Bankruptcy Court.  TCO and, subject to the approvals described above, Columbia are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code.

          ALL HOLDERS OF CLAIMS AGAINST TCO SHOULD READ THE PLAN AND THE DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THE PLAN.





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
I.        DEFINED TERMS, RULES OF INTERPRETATION,
          COMPUTATION OF TIME AND GOVERNING LAW

A.        DEFINED TERMS

          As used in the Plan, the capitalized terms below have the following meanings.  Any term used in the Plan that is not defined herein, but that is used in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning assigned to that term in the Bankruptcy Code or the Bankruptcy Rules.

          1.       "ACCEPTING 3.3D CLAIMANT" means a holder of a Class 3.3D

Claim that is Allowed as a result of the acceptance of its proposed Settlement

Value.

          2.       "ACCEPTING 3.4 CLAIMANT" means, if Class 3.4 votes to accept the Plan, a holder of a Class 3.4 Claim that either (i) votes in favor of the

Plan (and accordingly, by the terms of the ballot by which such vote is cast,

agrees to be bound by the Waiver Agreement) or (ii) does not vote for the Plan but, prior to the Effective Date, executes a written Waiver Agreement.

          3.       "ADMINISTRATIVE CLAIM" means a Claim for costs and expenses of administration allowed under sections 503, 507(a)(1), 507(b) or 1114(e)(2)

of the Bankruptcy Code, including, without limitation (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the

Estate and operating the business of TCO, (b) compensation for legal, financial advisory, accounting and other services and reimbursement of expenses awarded or allowed under sections 330(a) or 331 of the Bankruptcy Code, and (c) all fees and charges assessed against the Estate under chapter 123, sections

1911 through 1930, of title 28 of the United States Code.  Administrative

Claims consist of the Claims described in Section II.B.1.

          4.       "ADMINISTRATIVE FEE ORDER" means the Administrative Order

under sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures

for Interim Compensation and Reimbursement of Expenses for all Professionals

entered in the Reorganization Case by the Bankruptcy Court on November 15,

1991.

          5.       "AGGREGATE SETTLEMENT VALUE" has the meaning set forth in

Section III.B.3.a.

          6.       "AGGREGATE SETTLEMENT VALUE CLAIMS" has the meaning set

forth in Section III.B.3.a.

          7.       "ALLOWED" when used with respect to a Claim, means a Claim against TCO:

                   a.      which has been scheduled as undisputed, not

contingent and liquidated in the Schedule of Liabilities, and as to which no proof of Claim or objection has been timely Filed;

                   b.      as to which a proof of Claim has been timely Filed

and either:

                           i.       no objection thereto has been timely Filed;

                                    or

                           ii.      the Claim has been allowed (but only to the

                                    extent allowed) by a Final Order; or

                   c.      which, in the case of the Columbia Secured Claim and

the Columbia Unsecured Claim, has been allowed under the provisions of the

Plan.





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
          8.       "ASSUMED EXECUTORY CONTRACT CLAIM" means a Claim described in Section II.B.1.c hereof.

          9.       "AVOIDANCE CLAIM" means a Claim, other than an Intercompany

Claim, which a trustee, debtor in possession or appropriate party-in-interest may assert under sections 542, 544, 545, 547, 548, 549, 550 or 551 of the

Bankruptcy Code.

          10.      "BANKRUPTCY CODE" means title 11 of the United States Code,

Section Section  101 et seq., as now in effect or hereafter amended.

          11.      "BANKRUPTCY COURT" means the United States Bankruptcy Court for the District of Delaware or, if such court ceases to exercise jurisdiction over the Reorganization Case or any proceeding in the case, the court or adjunct thereof that exercises jurisdiction over the Reorganization Case or any such proceeding, as the case may be, in lieu thereof.

          12.      "BANKRUPTCY RULES" means, collectively, the Federal Rules of

Bankruptcy Procedure and the Local Bankruptcy Rules for the District of

Delaware, as now in effect or as the same may from time to time hereafter be amended.

          13.      "BAR DATE" means any applicable bar date, as established by the Bar Date Order, the Plan, or the Confirmation Order.

          14.      "BAR DATE ORDER" means, collectively, the orders of the

Bankruptcy Court establishing bar dates by which proofs of Claim must have been, or in the future must be, Filed, including the Order Establishing Bar

Date for Filing Proofs of Claim entered by the Bankruptcy Court on December 13,

1991.





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
          15.      "BG&E APPEAL" means the case pending before the United

States Court of Appeals for the District of Columbia Circuit styled Baltimore

Gas & Electric Co. v. FERC, D.C. Cir. No. 88-1779 and involving TCO's right to retain recoveries from Customers of certain costs billed to TCO by its pipeline suppliers.

          16.      "BUSINESS DAY" means any day which is not a Saturday, a

Sunday or a day which in Wilmington, Delaware, Charleston, West Virginia or New

York, New York is a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

          17.      "CALENDAR QUARTER" means a three (3) month period ending on any March 31, June 30, September 30 or December 31 which is more than 60 days after the Effective Date; provided that the first Calendar Quarter shall be deemed to be the period commencing on the Effective Date and ending on the last day of the first of such three (3) month periods.

          18.      "CASH COLLATERAL ORDERS" means the final orders of the

Bankruptcy Court dated August 23, 1991, and October 20, 1993, which respectively authorize TCO (i) to use Columbia's cash collateral and granting to Columbia certain replacement liens and security interests in TCO's assets and (ii) to transfer liens on storage working gas to the proceeds of sale thereof and to Columbia's cash collateral.

          19.      "CHEMICAL BANK'S SECURED CLAIM" means the Claim described in

Section II.C.1.a.





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
          20.      "CLAIM" means, as against TCO,

                   a.  a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured,

disputed, undisputed, legal, equitable, secured or unsecured; or

                   b.  a right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured,

unmatured, disputed, undisputed, secured or unsecured.

          21.      "CLAIMS ESTIMATION PROCEDURES" means the procedures

established by orders of the Bankruptcy Court dated August 27, 1992 and October

9, 1992, to liquidate disputed, contingent or unliquidated Producer Claims, as the same may be amended from time to time by the Bankruptcy Court.

          22.      "CLAIMS RESERVE" has the meaning set forth in Section

IV.B.2.a.

          23.      "CLAIMS SUPERVISION COMMITTEE" has the meaning set forth in

Section XII.A.2.

          24.      "CLASS" means a class of Claims or Interests.

          25.      "CNR" means Columbia Natural Resources, Inc., a Texas

corporation.

          26.      "COLUMBIA" means The Columbia Gas System, Inc., a Delaware corporation.

          27.      "COLUMBIA GUARANTY" has the meaning set forth in Section V.G.





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
          28.      "COLUMBIA OMNIBUS SETTLEMENT" means Columbia's agreement,

conditioned on consummation of the Plan without any modification that is not consented to by Columbia, to facilitate the reorganization of TCO and to settle the Intercompany Claims by (a) funding, together with TCO, distributions to creditors under the Plan aggregating $3.3 billion, (b) providing for all

Claims, other than the Columbia Secured Claim, to be paid in  cash and $100 million of Columbia Stock (or, if Columbia so elects, entirely in cash), (c)

accepting TCO equity and debt securities in respect of the Columbia Secured

Claim, and (d) agreeing to the waiver by TCO of its right to impose a bar date on certain pre-petition environmental Claims of governmental agencies and to the assumption of those and certain other Claims by Reorganized TCO.

Columbia's provision of the funding required of it pursuant hereto may be in the form of a direct cash capital investment in TCO or a loan to TCO, or both.

Columbia may utilize for such purposes the distributions made to it and its affiliates under the Plan including, the distributions in respect of the

Columbia Unsecured Claim and the East Lynn Condemnation Obligation.

          29.      "COLUMBIA SECURED CLAIM" means, as of the Effective Date,

the aggregate of:

                   a.  the unpaid principal and accrued interest due as of the

Petition Date in respect of the Inventory Financing Agreement and the First

Mortgage Bonds, together with interest
thereon from the Petition Date to the Effective Date, calculated in the manner described in Exhibit B; and

               b.  all amounts to which Columbia is entitled under the Cash

Collateral Orders, including post-petition interest as Allowed by the

Bankruptcy Court.

          30.      "COLUMBIA STOCK" means shares of currently authorized but

unissued common stock, par value $10 per share, of Columbia.

          31.      "COLUMBIA UNSECURED CLAIM" means Columbia's Claims against

TCO for the repayment of principal and interest arising under and related to unsecured loans made by Columbia to TCO under certain promissory notes and revolving credit notes, as more specifically set forth in Columbia's proof of

Claim numbered 11442, Filed on March 17, 1992.

          32.      "CONFIRMATION" means the entry of the Confirmation Order.

          33.      "CONFIRMATION DATE" means the date on which the Bankruptcy

Court enters the Confirmation Order on its docket.

          34.      "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

          35.      "CREDITOR" means

                   a.  an entity that has a Claim against TCO that arose at the time of or before the Petition Date; or

                   b.  an entity that has a Claim against the Estate of a kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code.





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
          36.      "CREDITORS' COMMITTEE" means the Official Committee of

Unsecured Creditors appointed in the Reorganization Case pursuant to section

1102 of the Bankruptcy Code.

          37.      "CUSTOMER" means any entity that purchases or has purchased natural gas or services from TCO pursuant to the FERC Gas Tariff or agreements entered into in connection therewith.

          38.      "CUSTOMERS' COMMITTEE" means the Official Committee of

Customers of TCO appointed in the Reorganization Case pursuant to section 1102 of the Bankruptcy Code.

          39.      "DIP FACILITY" means the Amended and Restated Secured

Revolving Credit Agreement, dated as of April 2, 1992, between TCO and Chemical

Bank, as successor to Manufacturers Hanover Trust Company.

          40.      "DISBURSING AGENT" means (a) TCO or Reorganized TCO, in each case in its capacity as a disbursing agent under the Plan, (b) the General Fund

Trustee or (c) any third party designated to act as a disbursing agent under the Plan, in its capacity as such disbursing agent.

          41.      "DISCLOSURE STATEMENT" has the meaning set forth in the

"Introduction" to this Plan.

          42.      "DISPUTED" when used with respect to a Claim, means a Claim against TCO that is not an Allowed Claim and that has not been barred or otherwise disallowed or discharged.  To the extent an objection is timely Filed or deemed timely Filed and relates to the allowance of only a portion of a

Claim, such Claim shall be a Disputed Claim to the extent of such objection.





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
          43.      "DISSENTING 3.4 CLAIMANT" means, if Class 3.4 votes to

accept the Plan, any holder of a Class 3.4 Claim that is not an Accepting 3.4

Claimant, and, if Class 3.4 rejects the Plan, any holder of a Class 3.4 Claim.

          44.      "DISSENTING 3.4 CLAIMANTS RESERVE AMOUNT" means the

aggregate amount which TCO, in its discretion, believes, as of the Effective

Date, would be payable by Reorganized TCO to the Dissenting 3.4 Claimants,

under the Plan or otherwise, were the Dissenting 3.4 Claimants to ultimately prove completely successful in each of the Refund Disputes.

          45.      "DISTRIBUTION FORMULA" means the formula described in

Section IV.C.2 pursuant to which distributions from the General Fund are to be made.

          46.      "EAST LYNN CONDEMNATION AWARD" means the funds received by

TCO for the damages arising from the condemnation of the East Lynn Property by the United States government and held in trust by TCO on behalf and for the benefit of CNR, in such form as such funds are from time to time invested,

together with all income earned on such funds while so held, net of applicable taxes, if any, payable by TCO in respect of such award or such income.

          47.      "EAST LYNN CONDEMNATION OBLIGATION" means the obligation of

TCO set forth in Section II.B.3.

          48.      "EAST LYNN PROPERTY" means the real estate that was the

subject of a taking by eminent domain by the United States of America in the cases styled United States v. 16,286.08 Acres of





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
Land Situate in Wayne County, West Virginia (Case No. CA77-3324-H) and United

States v. 298.25 Acres of Land Situate in Wayne County, West Virginia (Case No.

CA75-0061-H).

          49.      "EFFECTIVE DATE" means the first Business Day that is more than ten (10) days after the Confirmation Date and on which (a) no stay of the

Confirmation Order is in effect and (b) all conditions to the Effective Date set forth in Section VIII.B have been satisfied or, if waivable, waived.

          50.      "ENTERPRISE ENERGY ACTION" means the action brought in the

United States District Court for the Southern District of Ohio, Eastern

Division, styled Enterprise Energy Corp., et al., vs. Columbia Gas Transmission

Corporation, Civil Action No. C2-85-1209.

          51.      "ENTERPRISE ENERGY CLAIM" means a Claim that is the subject of the Enterprise Energy Action and has been settled under the terms of the

Enterprise Energy Settlement Agreement but does not include any contract rejection Claim arising from the rejection of any gas purchase contract.

           52.     "ENTERPRISE ENERGY OPT-OUT CLAIM" means a Claim that would qualify as an Enterprise Energy Claim but for the fact that the holder thereof elected not to participate in the Enterprise Energy Action or to be bound by the Enterprise Energy Settlement Agreement but does not include any contract rejection Claim arising from the rejection of any gas purchase contract.

          53.      "ENTERPRISE ENERGY SETTLEMENT AGREEMENT" means the

settlement agreement outlined and summarized in that certain





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
Stipulation of Proposed Class Action Settlement entered into among the parties to the Enterprise Energy Action pursuant to which certain claims which are the subject of the Enterprise Energy Action were settled.

          54.      "ENVIRONMENTAL CLAIMS" has the meaning set forth in Section

II.D.1.

          55.      "ESTATE" means the estate created for TCO in the

Reorganization Case pursuant to section 541 of the Bankruptcy Code.

          56.      "FEE EXAMINER" means the fee examiner appointed by the

Bankruptcy Court pursuant to the Court's January 8, 1992 Order Retaining

Examiner on Fees and Expenses.

          57.      "FERC" means the Federal Energy Regulatory Commission.

          58.      "FERC GAS TARIFF" means the documents filed by TCO with, and in force from time to time pursuant to, procedures established by FERC setting forth the rates at and the conditions under which TCO renders its services to the various classes of its Customers.

          59.      "FILE" OR "FILED" means file or filed in the Reorganization

Case with the Bankruptcy Court, or in the case of proofs of Claim, (a) file or filed with Poorman-Douglas Corporation, the claims agent designated by order of the Bankruptcy Court, or (b) deemed so filed pursuant to section 1111(a) of the

Bankruptcy Code.

          60.      "FINAL ORDER" means an order or judgment of the Bankruptcy

Court, or other court of competent jurisdiction, entered on the docket in the Reorganization Case, which has not been reversed or stayed, and as to which the time to appeal or seek certiorari has expired with no appeal or petition for certiorari having been timely taken or filed, or as to which any appeal that has been or may be taken or any petition for certiorari that has been or may be filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought.

          61.      "FIRST MORTGAGE BONDS" means those certain bonds, designated

Series A, B, D, E and F, issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 30, 1985, made by TCO in favor of Wilmington Trust

Company as Trustee.

          62.      "GENERAL FUND" means the trust established pursuant to

Section IV.C.1.

          63.      "GENERAL FUND CLAIM" means (i) any Claim in a General Fund

Class, (ii) any Claim in Class 3.2, 3.3A or 3.3B if its Class rejects the Plan,

(iii) any Claim in Class 3.3D the holder of which does not agree to accept its proposed Settlement Value, which Claim accordingly becomes a Class 3.7 Claim under the Plan, (iv) any Claim of any Dissenting 3.4 Claimant that was originally classified in Class 3.4, whether or not Class 3.4 has accepted the

Plan and (v) solely for purposes of calculating distributions pursuant to the

Distribution Formula, any Sharing Claim.

          64.      "GENERAL FUND CLASS" means any of Classes 3.5A, 3.5B, 3.6,

3.7 and 3.8.





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
          65.      "GENERAL FUND DEPOSIT" means an amount equal to $3.3

billion, less the sum of the following:

                   a.  the amount of the cash required to be paid on the

Effective Date to the holders of unclassified Claims (including, without limitation, any interest payable with respect thereto) other than Post-Petition

Operational Claims and Miscellaneous Administrative Claims;

                   b.  the amount of the cash required to be paid on the

Effective Date to holders of Allowed Claims in Classes 1.1, 1.2, 1.3 and 1.4;

                   c.  an amount equal to the aggregate of the Allowed Claims in Class 1.4 that are satisfied on the Effective Date other than by payment in cash, including Claims in such Class that are satisfied by set-off;

                   d.  the amount of the Columbia Secured Claim;

                   e.  the amount of the cash required to be paid on the

Effective Date to holders of Allowed Claims in Classes 3.1, 3.2, 3.3A, 3.3B,

3.3C, 3.3D and 3.4 including, in the case of Class 3.4, any amount that is paid by credit to a rate mechanism or other means in lieu of cash;

                   f.  the amount of the Dissenting 3.4 Claimants Reserve

Amount;

                   g.  the amount deposited on the Effective Date in the Claims

Reserve; and

                   h.  a sum equal to the aggregate of all amounts paid by TCO subsequent to the date the Plan is Filed and prior to the





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
Effective Date pursuant to one or more orders of the Bankruptcy Court which,

had they not been paid, would on the Effective Date have been:

                          i.   Assumed Executory Contract Claims;

                         ii.   Priority Tax Claims;

                        iii.   Class 1.3 - Secured Tax Claims;

                         iv. Class 3.3A - Unsecured Recoverable Non-Gas Cost Claims

                          v.   Class 3.3B - Unsecured Recoverable Gas Cost
                               Claims

                         vi.   Class 3.3C - Unsecured Enterprise Energy
                               Claims

                        vii. Class 3.3D - Unsecured Enterprise Energy Opt-Out Claims

                       viii. Class 3.4 - Unsecured Customer Claims and GRI Claims but not including any Refund Obligations and GRI Claim for amounts received by TCO post-petition that have been paid pursuant to the Trust Fund Decision.

          66.      "GENERAL FUND DISTRIBUTABLE AMOUNT" means, from time to

time, the amount equal to the aggregate of the following (without any deduction for distributions made to holders of Allowed Claims):

                   a.  the amount of the General Fund Deposit;

                   b.  any portion of the Claims Reserve or the RIA Account,

including income earned thereon, net, in the case of income earned on the

Claims Reserve, of any applicable taxes  payable by Reorganized TCO with respect to such income, which as of such time it has been determined by

Reorganized TCO is no
longer required for the purpose for which it is reserved and which has been paid to the General Fund Trustee;

                   c.  the aggregate amount of all recoveries, if any, in

respect of Avoidance Claims or Tax Reimbursement Claims theretofore received by

TCO, Reorganized TCO, or the Claims Supervision Committee and which has been paid to the General Fund Trustee; and

                   d.  income theretofore earned on any cash or securities held by the General Fund Trustee;

                   less the aggregate of:

                   e.  any income or other taxes payable or required to be

withheld with respect to the income referred to in clause d. above; and

                   f.  all Post-Effective Date Costs that to the knowledge of the General Fund Trustee have theretofore been incurred or which the General

Fund Trustee reasonably believes may thereafter be incurred or will otherwise be required to be paid from the General Fund.

          67.      "GENERAL FUND TRUSTEE" means the Trustee of the General Fund.

          68.      "GRI" means the Gas Research Institute.

          69.      "GRI CLAIM" means any pre-petition Claim of GRI for monies collected by TCO from Customers on behalf of GRI.

          70.      "INTERCOMPANY CLAIMS" means the claims and causes of actions asserted against Columbia and CNR on behalf of TCO by the Creditors' Committee in that certain complaint styled and
numbered Columbia Gas Transmission Corporation v. The Columbia Gas System, Inc.

and Columbia Natural Resources, Inc., Adv. No. A92-35, Filed on March 19, 1992,

and any claims and causes of action against Columbia or CNR arising out of the same or similar facts and circumstances.

          71.      "INTERESTS" means the rights of Columbia as the sole holder of all of the issued and outstanding common stock of TCO.

          72.      "INVENTORY FINANCING AGREEMENT" means the Inventory

Financing Agreement constituting part of the Inventory Loan Agreements.

          73.      "INVENTORY LOAN AGREEMENTS" means that certain Inventory

Financing Agreement dated June 19, 1985 between Columbia and TCO and the related Security Agreement dated June 19, 1985 by and between TCO and

Wilmington Trust Company as Trustee, as each such Agreement may have been amended from time to time.

          74.      "INVENTORY SECURITY AGREEMENT" means the Security Agreement constituting part of the Inventory Loan Agreements.

          75.      "MISCELLANEOUS ADMINISTRATIVE CLAIM" means a Claim described in Section II.B.1.e.

          76.      "1990 RATE CASE" means TCO's general rate case under Section

4(e) of the NGA, FERC Docket No. RP90-108, which went into effect, subject to refund, on November 1, 1990.

          77.      "1990 RATE CASE CLAIM" means any pre-petition Claim, whether or not listed on the Schedule of Liabilities and whether or not Filed, of a

Customer arising from the 1990 Rate Case or which is the subject of or has been settled by the terms of the 1990 Rate Case

Settlement.

          78.      "1990 RATE CASE SETTLEMENT" means the settlement of the 1990

Rate Case among TCO and certain other parties thereto, approved by FERC on

October 15, 1992.

          79.      "NGA" means the Natural Gas Act, 15 U.S.C. Section Section

717-717W (1988).

          80.      "NON-GENERAL FUND CLAIM" means any Claim that is not a

General Fund Claim, a Post-Petition Operational Claim, a Miscellaneous

Administrative Claim, the Class 2.1 Claim or a Class 4 Claim.

          81.      "NON-PRODUCER" means, when used as an adjective modifying a

Claim or Class of Claims, a Claim or Class of Claims that is not a Producer

Claim or Class of Claims, and when used as a noun, means an entity that is not a Producer.

          82.      "OMNIBUS FERC MOTION" means the motion Filed by TCO on

August 23, 1991 entitled "Motion for Order Authorizing Columbia Gas

Transmission Corporation to Comply with its Federal Energy Regulatory

Commission Gas Tariff and Orders and Regulations of the Federal Energy

Regulatory Commission."

          83.      "OMNIBUS FERC MOTION CLAIM" means any GRI Claim and any

pre-petition Claim of a Customer for a regulatory refund that is the subject of the Omnibus FERC Motion.

          84.      "PBGC" means the Pension Benefit Guaranty Corporation.

          85.      "PETITION DATE" means July 31, 1991.

          86.      "PLAN" means this plan of reorganization of TCO and all

exhibits, attachments and schedules annexed hereto or referenced herein, as the same may be amended, modified or supplemented.

          87.      "PLAN MAILING DATE" means that date set by order of the

Bankruptcy Court as the date for the mailing of the Plan to creditors for purposes of voting thereon.

          88.      "POST-EFFECTIVE DATE COSTS" means (i) all reasonable costs and expenses, including legal and other professional fees and disbursements,

incurred by any Disbursing Agent, including TCO and Reorganized TCO, in making distributions under the Plan to holders of Non-General Fund Claims, (ii) all reasonable costs and expenses, including legal and other professional fees and disbursements, of, and any fees payable to, the General Fund Trustee and any entity employed by it to assist in making the distributions required from the

General Fund, (iii) all reasonable costs and expenses, including legal and other professional fees and disbursements, incurred by TCO and Reorganized TCO in connection with (a) the operation of the General Fund and the making of the distributions therefrom, (b) the prosecution of Claims objections, (c)

participation in the Claims Estimation Procedures, (d) the prosecution of

Avoidance Claims and Tax Reimbursement Claims, or (e) otherwise in connection with the administration or implementation of the Plan, and (iv) all reasonable costs and expenses, including legal and other professional fees and disbursements, incurred by the

Claims Supervision Committee in the discharge of its duties under the Plan.

          89.      "POST-PETITION OPERATIONAL CLAIM" means any Claim described in Section II.B.1.b.

          90.      "POTENTIAL DISPUTED CLAIMS" has the meaning set forth in

Section VI.A.1.

          91.      "PRIORITY TAX CLAIM" means a Claim described in Section

II.B.2.

          92.      "PRODUCER" (i) when used as an adjective modifying a Claim or Class of Claims, means a Claim arising from a first sale of natural gas, as that term is defined in the Natural Gas Policy Act of 1978, under a contract for the sale of natural gas to TCO or from the breach, termination or rejection of such contract, or a Class of Claims made up of such Claims, and (ii) when used as a noun, means an entity that has so sold natural gas to TCO.

          93.      "PROFESSIONAL" means any professional employed in the

Reorganization Case pursuant to sections 327 or 1103 of the Bankruptcy Code,

and any professional seeking compensation or reimbursement of expenses pursuant to sections 330(a) and 503(b)(4) of the Bankruptcy Code.

          94.      "PROFESSIONAL CLAIM" means a Claim described in Section

II.B.1.a.

          95.      "PRO RATA" AND "PRO RATA SHARE" mean, when referring to an interest in or distribution from the General Fund, the proportion which the

Allowed Claim, the pro rata share of which is being calculated, bears to the aggregate of (i) the Allowed
amount of all General Fund Claims which are Allowed on the date as of which such calculation is being made and (ii) the aggregate amount, as Filed or as capped by or with the approval of the Bankruptcy Court, of all General Fund

Claims which, as of such date, are Disputed Claims.

          96.      "REFUND CLAIM" means any pre-petition Claim, whether or not listed on the Schedule of Liabilities and whether or not Filed, of a Customer arising from any Refund Obligation, excluding any 1990 Rate Case Claim but including, without limitation, any Omnibus FERC Motion Claim, any Section 4(e)

Claim and any Claim which is the subject of the BG&E Appeal.  The amount of any such Claim shall include (i) in the case of any Claim that is attributable to funds which, prior to the Petition Date, were transferred to TCO by third parties for payment to the holder of such Claim (which funds may have included interest paid by such third party to TCO) and which have been determined to be trust funds, interest as prescribed by FERC from the date such funds were transferred to TCO until the Petition Date, and thereafter, with respect only to the approximately $3.3 million which under the Trust Fund Decision was determined to be distributable as trust funds after application of the "lowest intermediate balance" principle, at the rate income is earned by TCO on such funds, (ii) in the case of any Claim attributable to any funds so transferred to TCO for such purpose subsequent to the Petition Date, interest on the amount so transferred at the rate income is earned by TCO on such funds, and (iii) in the case
of any other such Claim attributable to funds transferred to or collected by

TCO prior to the Petition Date, which are not trust funds, interest as prescribed by FERC to the Petition Date.

          97.      "REFUND DISPUTE" means any right or claim of any Customer or

GRI with respect to any pre-petition Refund Obligation including, but not limited to, (i) any right to appeal from or otherwise seek modification of the

Trust Fund Decision or otherwise seek more favorable treatment of its Omnibus

FERC Motion Claims than that provided in the Trust Fund Decision, (ii) any right to assert a Refund Claim which is the subject of the BG&E Appeal, (iii)

any claim or right in respect of any other Refund Claim other than as provided in the Plan, (iv) any right of setoff or recoupment in respect of its Class 3.4

Claims, (v) any claim or right to compel assumption, rejection or enforcement of its pre-petition Service Contracts except as otherwise provided herein and

(vi) any right or claim against Columbia in respect of or arising from any

Refund Claim, but not including any right or Claim in respect of any 1990 Rate

Case Claim.

          98.      "REFUND OBLIGATION" means any obligation on the part of TCO arising prior to the Petition Date to make refunds, including applicable interest thereon, to Customers pursuant to regulations or orders of FERC, or any order of a court of competent jurisdiction on appeal of an order of FERC,

or the terms of the FERC Gas Tariff.  Refund Obligations include the GRI Claim.

          99.      "REORGANIZATION CASE" means the Chapter 11 case bearing

number 91-804 pending in the Bankruptcy Court with respect to TCO.

          100.     "REORGANIZED TCO" means TCO (i) on the Effective Date to the extent and for the purpose of performing those acts which are required under the Plan to be performed by Reorganized TCO on the Effective Date and (ii)

after the Effective Date.

          101.     "RIA ACCOUNT" means a restricted investment arrangement

established by TCO pursuant to an order dated January 6, 1993 by the Bankruptcy

Court under which TCO holds funds received by TCO from various sources pending resolution of the Refund Disputes.

          102.     "SCHEDULE OF LIABILITIES" means the schedule of assets and liabilities Filed by TCO under section 521(1) of the Bankruptcy Code.

          103.     "SECTION 4(E) CLAIM" means any pre-petition Refund

Obligations arising pursuant to TCO's general rate filings under Section 4(e)

of the NGA, but shall not include any 1990 Rate Case Claim.

          104.     "SECURED CLAIM" means a pre-petition Claim that is secured by a lien on property in which the Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code to the extent of the value of the interest of the holder of such Claim in the Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code.

          105.     "SECURED TAX CLAIM" means a Secured Claim held by a taxing authority.

          106.     "SERVICE CONTRACT" means a pre-petition agreement between

TCO and a Customer pursuant to which TCO provides or has provided sales,

transportation, storage or related services to such Customer pursuant to the relevant provisions of the FERC Gas Tariff.

          107.     "SETTLEMENT VALUE" has the meaning set forth in Section

III.B.3.a.

          108.     "SETTLEMENT VALUE CLAIM" means any Claim for which a

Settlement Value has been proposed, but does not include the Aggregate

Settlement Value Claims.

          109.     "SHARING CLAIM" means, for purpose of calculating

distributions pursuant to the Distribution Formula, any Claim as to which the

Sharing Event has occurred.

          110.     "SHARING EVENT" means, with respect to any Claim in any of

Classes 3.2, 3.3A, 3.3B or 3.4, if such Class has voted to accept the Plan,

when the aggregate amount of the distributions with respect to any General Fund

Claim equals the same percentage of such General Fund Claim as is provided in the Plan for distribution to Allowed Claims in Class 3.2, 3.3A, 3.3B or 3.4, as

the case may be.

          111.     "TAX ALLOCATION AGREEMENT" means the Tax Allocation

Agreement dated December 31, 1990, among Columbia and its subsidiaries,

interpreted and applied in a manner consistent with its interpretation and application prior to the Petition Date.

          112.     "TAX REIMBURSEMENT CLAIM" has the meaning set forth in

Section III.A.2.

          113.     "TCO" means Columbia Gas Transmission Corporation, a

Delaware corporation, the debtor and debtor in possession in the Reorganization

Case.

          114.     "TCO NOTE" has the meaning set forth in Section IV.C.1.

          115.     "TCO OBLIGATION" has the meaning set forth in Section V.F.

          116.     "TERMINATION DATE" means the date as to which the General

Fund Trustee determines that no further Disputed Claims remain, that all assets of the General Fund to be disbursed have been disbursed and that all functions for which the Claims Supervision Committee has been established have been fulfilled, provided, however, that the General Fund Trustee shall notify

Reorganized TCO, the U.S. Trustee and the Claims Supervision Committee of the

anticipated Termination Date in writing at least thirty (30) days prior to the

Termination Date, and provided further, that either Reorganized TCO or the

Claims Supervision Committee may at any time seek an order from the Bankruptcy

Court, on at least 20 days' notice to the other, to the General Fund Trustee and to the U.S. Trustee, setting a Termination Date.

          117.     "TRUST FUND DECISION" means the decision of the United

States Court of Appeals for the Third Circuit dated July 6, 1993 and published at 997 F.2d 1039 with respect to the payment by TCO of certain refunds to certain of its Customers and payments by TCO to GRI.

          118.     "UNCLAIMED DISTRIBUTION" shall have the meaning ascribed to it in Section IV.F.2.

          119.     "UNSECURED CLAIM" means a Claim that is neither a Secured

Claim nor an unclassified Claim described in Section II.B.

          120.     "U.S. TRUSTEE" means the Office of the United States Trustee.

          121.     "U.S. TRUSTEE'S FEE CLAIMS" means the Claims described in

Section II.B.1.d.

          122.     "VOTING DEADLINE" means the deadline for voting to accept or reject the Plan established by order of the Bankruptcy Court.

          123.     "WAIVER AGREEMENT" means an agreement, in the form annexed hereto as Exhibit C, pursuant to which a Customer or GRI agrees to accept the treatment provided for in the Plan for Accepting 3.4 Claimants and in consideration of such treatment agrees (i) to the full settlement,

satisfaction, discharge and termination of all of its Refund Claims and Refund

Disputes, and (ii) not to oppose recovery by Reorganized TCO from Customers of certain sums, as more fully described in Exhibit C.

B.        RULES OF INTERPRETATION

          For purposes of the Plan:  (i) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural; (ii) any reference in the Plan to a contract, instrument, release, indenture or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions; (iii) any reference in the Plan to a document or exhibit Filed or to be Filed means such document or exhibit, as it may have been or may be amended, modified or supplemented; (iv) unless otherwise specified, all references in the Plan to sections, articles and exhibits are references to sections, articles and exhibits of or to the Plan;

(v) the words "herein" and "hereto" refer to the Plan in its entirety rather than a particular portion of the Plan; (vi) captions and headings to articles and sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan; and (vii)

the rules of construction set forth in section 102 of the Bankruptcy Code shall apply.

C.        COMPUTATION OF TIME

          In computing any period of time prescribed or allowed by the Plan,

the provisions of Bankruptcy Rule 9006(a) shall apply.

D.        GOVERNING LAW

          EXCEPT TO THE EXTENT THAT THE BANKRUPTCY CODE OR BANKRUPTCY RULES ARE

APPLICABLE, AND SUBJECT TO THE PROVISIONS OF ANY CONTRACT, INSTRUMENT, RELEASE,

INDENTURE OR OTHER AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION WITH THE

PLAN, THE RIGHTS AND OBLIGATIONS ARISING UNDER THE PLAN SHALL BE GOVERNED BY,

AND

CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE,

WITHOUT GIVING EFFECT TO DELAWARE'S PRINCIPLES OF CONFLICTS OF LAW.

II.       UNCLASSIFIED CLAIMS AND
          CLASSES OF CLAIMS AND INTERESTS

A.        GENERAL

          Administrative Claims, Priority Tax Claims and the East Lynn

Condemnation Obligation, as described below in Section II.B, have not been classified and the holders thereof are therefore not entitled to vote on the

Plan.

          To the extent that a proof of Claim asserts more than one Claim, each such Claim shall be treated as a separate Claim under the Plan, and where such

Claims may be classified in different Classes, such Claims shall be deemed for purposes of this Plan to be distinct Claims entitled to be voted in their respective Classes subject, however, to the following condition.  If any holder of Claims holds more than one Claim in any Class, all of such Claims shall together be deemed for all purposes to constitute one Claim in the amount of the aggregate of all such Claims; provided, however, that if as a result of such aggregation of (i) Claims in Class 3.1, the one Claim so constituted shall exceed $50,000 but not $250,000, such Claim shall, unless voluntarily reduced to an aggregate of $50,000 on or before the Voting Deadline, participate for all purposes as a Class 3.2 Claim and (ii) Claims in Class 3.2 (including any

Claim in Class 3.2 that results from the aggregation of Claims in Class

3.1), the one Claim so constituted shall exceed $250,000, such Claim shall,

unless voluntarily reduced to an aggregate of $250,000 on or before the Voting

Deadline, again be deemed for purposes of the Plan to be distinct Claims each of which shall participate for all purposes as a Claim in the Class in which it would be classified were it a Claim in excess of $250,000.

          A Claim is classified in a particular Class only to the extent that the Claim qualifies within the description of that Class and is classified in one or more other Classes to the extent that any remainder of the Claim qualifies within the description of such other Class or Classes.  A Claim is also classified in a particular Class for the purpose of receiving distributions pursuant to the Plan only to the extent that such Claim is an

Allowed Claim in that Class and has not been paid, released or otherwise satisfied.

B.        UNCLASSIFIED CLAIMS

          1.       ADMINISTRATIVE CLAIMS

          Administrative Claims consist of those Claims more fully described below:

          a.       PROFESSIONAL CLAIMS

          Professional Claims consist of all Administrative Claims for unpaid fees and expenses of Professionals and amounts for compensation allowed under sections 330(a) and 503(b) of the Bankruptcy Code.

          b.       POST-PETITION OPERATIONAL CLAIMS

          Post-Petition Operational Claims consist of all those Administrative

Claims, other than Environmental Claims included in Class 4.1, in respect of liabilities incurred by TCO in the ordinary course of business during the pendency of the Reorganization Case including, but not limited to,

Administrative Claims of governmental units for taxes, Refund Obligations attributable to rates and charges for services rendered by TCO after the

Petition Date and FERC mandated post-petition interest thereon, trade vendor and supplier payment obligations and obligations under contracts and leases.

          c.       ASSUMED EXECUTORY CONTRACT CLAIMS

          Assumed Executory Contract Claims consist of all obligations of TCO to cure defaults arising from or in connection with the assumption of pre-petition executory contracts and unexpired leases by TCO, under the Plan or otherwise, pursuant to section 365(b)(1) of the Bankruptcy Code, including

TCO's obligation under the Tax Allocation Agreement to pay post-petition interest on amounts included in the Priority Tax Claim and to reimburse

Columbia or any other subsidiary of Columbia for refunds and the right to receive interest used by TCO to offset the Priority Tax Claim amount and post-petition interest thereon.

          d.       U.S. TRUSTEE'S FEE CLAIMS

          The U.S. Trustee's Fee Claims consist of the fees TCO is required to pay pursuant to 28 U.S.C. Section  1930(a)(6).

          e.       MISCELLANEOUS ADMINISTRATIVE CLAIMS

          Miscellaneous Administrative Claims consist of all  Administrative

Claims other than Professional Claims, Post-Petition Operational Claims,

Assumed Executory Contract Claims and U.S. Trustee's Fee Claims, including but not limited to Claims which are (i) contingent indemnification Claims of officers, directors and employees of TCO, including indemnification Claims by

(a) employees in connection with pre- and post-petition personal injury and property damage actions brought against them by third parties, and (b) officers and directors in connection with pre-petition stockholder class actions and other securities law actions, (ii) post-petition personal injury and property damage Claims, and (iii) Claims arising pursuant to performance bonds issued on behalf of TCO post-petition.

          2.       PRIORITY TAX CLAIMS

          Priority Tax Claims consist of all Claims for the payment of taxes entitled to priority in payment pursuant to section 507(a)(7) of the Bankruptcy

Code.

          3.       EAST LYNN CONDEMNATION OBLIGATION

          The East Lynn Condemnation Obligation consists of TCO's obligation to turn over the East Lynn Condemnation Award to CNR.

C.        CLASSES OF CLAIMS

          1.       CLASS 1 CLAIMS - SECURED CLAIMS

          a.       CLASS 1.1 - CHEMICAL BANK'S SECURED CLAIM

          Class 1.1 consists of all Secured Claims of Chemical Bank as agent under the DIP Facility.

          b.       CLASS 1.2 - SECURED PRODUCER CLAIMS

          Class 1.2 consists of all Claims of Producers that supplied gas to

TCO pre-petition to the extent such Claims are secured by statutory liens.

          c.       CLASS 1.3 - SECURED TAX CLAIMS

          Class 1.3 consists of all Secured Tax Claims.

          d.       CLASS 1.4 - OTHER SECURED CLAIMS

          Class 1.4 consists of all Secured Claims not included in Classes 1.1,

1.2, 1.3 or 2.1, and includes setoff Claims permitted under section 553 of the

Bankruptcy Code.

          2.       CLASS 2.1 CLAIM - COLUMBIA SECURED CLAIM

          Class 2.1 consists of the Columbia Secured Claim.

          3.       CLASS 3 CLAIMS - UNSECURED CLAIMS

          a.       CLASS 3.1 - UNSECURED CLAIMS OF $50,000 OR LESS

          Class 3.1 consists of all Unsecured Claims (other than Enterprise

Energy Claims included in Class 3.3C, Enterprise Energy Opt-Out Claims originally classified in Class 3.3D and Customer Claims included in Class 3.4)

that do not exceed $50,000 or that, on or prior to the Voting Deadline, are reduced voluntarily or by a Final Order to $50,000 or less.  If an Unsecured

Claim that, as Filed, is for more than $50,000 and consequently is classified in another Class (other than Classes 3.3C, 3.3D or

3.4), has a proposed Settlement Value that does not exceed $50,000, and if the holder of such Claim elects to accept such proposed Settlement Value, such

Claim shall be treated for all purposes as a Class 3.1 Claim.

          b. CLASS 3.2 - UNSECURED CLAIMS IN EXCESS OF $50,000 BUT NOT IN EXCESS OF $250,000

          Class 3.2 consists of all Unsecured Claims (other than Enterprise

Energy Claims included in Class 3.3C, Enterprise Energy Opt-Out Claims originally classified in Class 3.3D and Customer Claims included in Class 3.4)

that exceed $50,000 but do not exceed $250,000 or that, on or prior to the

Voting Deadline, are reduced voluntarily or by a Final Order to an amount in excess of $50,000 but not in excess of $250,000.  If an Unsecured Claim that,

as Filed, is for more than $250,000 and consequently is classified in another

Class (other than Classes 3.3C, 3.3D or 3.4), has a proposed Settlement Value that exceeds $50,000 but does not exceed $250,000, and if the holder of such

Claim elects to accept such proposed Settlement Value, such Claim shall be entitled to be voted in and receive the treatment provided for Class 3.2.

          c.       CLASS 3.3A - UNSECURED RECOVERABLE NON-GAS COST CLAIMS

          Class 3.3A consists of all Unsecured Claims (i) that are not gas cost

Claims, (ii) not included in Classes 3.1 or 3.2, (iii) (a) that relate to periods subsequent to March 31, 1990 and the payment of which is recoverable by

TCO from Customers
pursuant to the Transportation Cost Recovery Adjustment provisions of the FERC

Gas Tariff or any successor recovery mechanism or (b) the payment of which is recoverable by TCO from Customers pursuant to the provisions of the FERC Gas

Tariff permitting dollar for dollar recovery of upstream pipeline FERC Order

Nos. 500 and 528 costs, and (iv) that do not arise from the rejection of upstream pipeline transportation contracts or transportation obligations contained in gas purchase contracts.

          d.       CLASS 3.3B - UNSECURED RECOVERABLE GAS COST CLAIMS

          Class 3.3B consists of all Unsecured Claims (i) that are gas cost

Claims related to periods subsequent to March 31, 1987, (ii) not included in

Classes 3.1, 3.2, 3.3C or 3.3D, (iii) the payment of which is recoverable by

TCO from Customers as a gas cost pursuant to the Purchased Gas Adjustment provisions of the FERC Gas Tariff or any successor recovery mechanism, and (iv)

that do not arise from the rejection by TCO of pre-petition agreements with

Producers or upstream pipelines for the purchase by TCO of natural gas.

          e.       CLASS 3.3C - UNSECURED ENTERPRISE ENERGY CLAIMS

          Class 3.3C consists of all Enterprise Energy Claims.

          f.       CLASS 3.3D - UNSECURED ENTERPRISE ENERGY OPT-OUT CLAIMS

          Class 3.3D consists of all Enterprise Energy Opt-Out Claims.

          g.       CLASS 3.4 - UNSECURED CUSTOMER CLAIMS AND GRI CLAIMS

          Class 3.4 consists of all GRI Claims, all Refund Claims and all 1990

Rate Case Claims. Claims arising out of or in connection with environmental obligations or liabilities and Claims for trade payables owed to Customers are not included in this Class.

          h.       CLASS 3.5A - UNSECURED ALLOWED CLAIMS

          Class 3.5A consists of all Unsecured Claims (other than those included in Classes 3.1 through 3.4 or in Class 3.5B) that are Allowed as of the Voting Deadline, including (i) any Settlement Value Claim classified in

Class 3.6, 3.7 or 3.8 the holder of which elects to accept the Settlement Value proposed for it, and (ii) the Aggregate Settlement Value Claims if the holders thereof all elect to accept the proposed Aggregate Settlement Value and, prior to the Voting Deadline, individual Settlement Values are allocated to them by mutual agreement or by the Bankruptcy Court.

          i.       CLASS 3.5B - COLUMBIA UNSECURED CLAIM

          Class 3.5B consists of the Columbia Unsecured Claim.

          j.       CLASS 3.6 - UNSECURED DISPUTED NON-PRODUCER CLAIMS

          Class 3.6 consists of all Unsecured Non-Producer Claims that, as of the Voting Deadline, are Disputed Claims and that are not included in Classes

3.1 through 3.4.

          k.       CLASS 3.7 - UNSECURED DISPUTED PRODUCER NON-CONTRACT
                   REJECTION CLAIMS

          Class 3.7 consists of all Unsecured Producer Claims that are Disputed

Claims as of the Voting Deadline and that (i) do not arise from the rejection by TCO of pre-petition agreements for the purchase by TCO of natural gas and

(ii) are not included in Classes 3.1 through 3.3D.  This Class also includes any Claim
classified in Class 3.3D the holder of which does not accept its proposed

Settlement Value.

          l.       CLASS 3.8 - UNSECURED DISPUTED PRODUCER CONTRACT REJECTION
                   CLAIMS

          Class 3.8 consists of all Unsecured Producer Claims that are Disputed

Claims as of the Voting Deadline and that (i) arise from the rejection by TCO of pre-petition agreements for the purchase by TCO of natural gas and (ii) are not included in Classes 3.1 through 3.3D.

D.        CLASS 4 CLAIMS - ASSUMED CLAIMS

          1.       CLASS 4.1 - ENVIRONMENTAL CLAIMS

          Class 4.1 consists of all pre- and post-petition environmental compliance and remediation obligations to state and federal environmental enforcement and regulatory agencies, other than non-consensual pre-petition environmental penalty liabilities.

          2.       CLASS 4.2 - CERTAIN CONDEMNATION CLAIMS

          Class 4.2 consists of condemnation awards payable pursuant to the

Bankruptcy Court's December 18, 1992 Order Authorizing TCO to Pay Condemnation

Awards Adjudicated Post-Petition Where No Bond Has Been Posted.

          3.       CLASS 4.3 - PENSION CLAIMS

          Class 4.3 consists of all contingent Claims arising under or related to Claims Filed by the PBGC in connection with employee or retiree benefit or pension plans or programs.

          4.       CLASS 4.4 - SURETY BOND RELATED CLAIMS

          Class 4.4 consists of all contingent Claims arising under or related to Claims Filed by Columbia in connection with TCO's obligation to reimburse

Columbia for any payments Columbia is or may be required to make on behalf of

TCO under or in connection with surety bonds issued for TCO's benefit.

E.        CLASS 5 INTERESTS - COMMON STOCK OF TCO

          Class 5 consists of Columbia's Interests.

III.      TREATMENT OF CLAIMS AND INTERESTS

A.        TREATMENT OF UNCLASSIFIED CLAIMS

          1.       ADMINISTRATIVE CLAIMS

          a.       PROFESSIONAL CLAIMS

          Each holder of an Allowed Professional Claim will receive cash equal to the amount of such Claim (unless TCO and the holder of such Claim agree to other treatment) on the later of (i) the Effective Date, or (ii) thirty (30)

days after the date on which an order allowing such Claim becomes a Final

Order.

          b.       POST-PETITION OPERATIONAL CLAIMS

          Each Post-Petition Operational Claim that is unpaid as of the

Effective Date will be assumed and paid by Reorganized TCO pursuant to the terms and conditions of the particular transaction giving rise to such Claim,

without any further action on the part of the holder of such Claim.

          c.       ASSUMED EXECUTORY CONTRACTS CLAIMS

          Assumed Executory Contract Claims that are or become Allowed on or before the Effective Date will be paid in cash on the Effective Date or upon such earlier or later date as may be authorized by order of the Bankruptcy Court.  Any Assumed Executory Contract Claim that becomes an Allowed Claim after the Effective Date will be paid in cash on the forty-fifth day after the end of the Calendar Quarter in which such Claim becomes an Allowed Claim.  Payment will be made net of any setoff of moneys owed by the holder of such Claim to TCO.  See Section IV.B.2, "Claims Reserve for Subsequently Allowed Non-General Fund Claims."

          d.       U.S. TRUSTEE'S FEES

          U.S. Trustee's Fee Claims that are unpaid as of the Effective Date will be paid in full in cash on the Effective Date.

          e.       MISCELLANEOUS ADMINISTRATIVE CLAIMS

          Miscellaneous Administrative Claims that are unpaid as of the

Effective Date, including any obligation to provide collateral, will be assumed and paid by Reorganized TCO as they become due and payable or as otherwise directed by the Bankruptcy Court.

          2.       PRIORITY TAX CLAIMS

          Each Priority Tax Claim that is Allowed on the Effective Date will be paid, to the extent Allowed, in cash on the Effective Date; provided, however,

that if and to the extent any such Priority Tax Claim is for Federal income taxes allocable to entities other than TCO in accordance with the terms of the

Tax Allocation Agreement, such Claim will be paid by TCO only if not paid on or before the Effective Date by Columbia or such other entity, in which case Reorganized TCO shall assert a claim for any amount so paid against the entity to which such obligation is allocable under the Tax Allocation Agreement

(a "Tax Reimbursement Claim").  Columbia, as part of the Columbia Guaranty,

shall guarantee to Reorganized TCO the full, due and prompt payment by any affiliate of Columbia of any sums owing to Reorganized TCO in respect of any

Tax Reimbursement Claim.  Any amounts paid to Reorganized TCO in respect of a

Tax Reimbursement Claim will be paid over by Reorganized TCO to the General

Fund Trustee for distribution to the holders of Allowed General Fund Claims.

Any Priority Tax Claim that becomes an Allowed Claim after the Effective Date will be paid, to the extent described above, in cash within thirty (30) days from the date on which it becomes an Allowed Claim.

          3.       EAST LYNN CONDEMNATION OBLIGATION

          On the Effective Date, the East Lynn Condemnation Award will be delivered to CNR, except to the extent CNR subordinates its right to receive such distribution in favor of the holders of General Fund Claims that are

Allowed as of the Effective Date as provided in Section VIII.B, "Conditions to

Effective Date."

B.        TREATMENT OF CLASSIFIED CLAIMS

          1.       CLASS 1 CLAIMS - SECURED CLAIMS

          a.       CLASS 1.1 - CHEMICAL BANK'S SECURED CLAIM

          Each Class 1.1 Claim will be paid in full on the Effective Date, if then Allowed, or, if not then Allowed, on the forty-fifth day after the end of the Calendar Quarter in which such Claim becomes an

Allowed Claim.  See Section IV.B.2, "Claims Reserve for Subsequently Allowed

Non-General Fund Claims."  On the Effective Date, the DIP Facility will terminate by its terms and any then outstanding letters of credit under the DIP

Facility, if not extended by agreement between Reorganized TCO and Chemical

Bank, will be replaced on terms acceptable to Reorganized TCO.  Class 1.1

Claims are unimpaired.

          b.       CLASS 1.2 - SECURED PRODUCER CLAIMS

          On the Effective Date, TCO shall pay to each holder of a Class 1.2

Claim that is then Allowed, cash in an amount equal to the lesser of (i) the

Allowed amount of such Claim, including post-petition interest to the extent

Allowed by the Bankruptcy Court, and (ii) the value of such holder's collateral as determined by the Bankruptcy Court.  Any Class 1.2 Claim that is not Allowed as of the Effective Date but that becomes an Allowed Claim after the Effective

Date shall be paid in cash in such amount on the forty-fifth day after the end of the Calendar Quarter in which such Claim becomes an Allowed Claim.  See

Section IV.B.2, "Claims Reserve for Subsequently Allowed Non-General Fund

Claims." Any deficiency Claim is treated as a general Unsecured Claim in the appropriate category of Class 3.  Class 1.2 Claims are unimpaired.

          c.       CLASS 1.3 - SECURED TAX CLAIMS

          On the Effective Date, TCO shall pay to each holder of a Class 1.3

Claim that is then Allowed, cash in an amount equal to the lesser of (i) the Allowed amount of such Claim, including post-petition interest and penalties to the extent Allowed by the Bankruptcy Court, and (ii)

the value of such holder's collateral as determined by the Bankruptcy Court.

Any Class 1.3 Claim that becomes an Allowed Claim after the Effective Date will be paid in cash in such amount on the forty-fifth day after the end of the

Calendar Quarter in which such Claim becomes an Allowed Claim.  See Section

IV.B.2, "Claims Reserve for Subsequently Allowed Non-General Fund Claims."

Class 1.3 Claims are unimpaired.

          d.       CLASS 1.4 - OTHER SECURED CLAIMS

          On the Effective Date, TCO shall satisfy each Class 1.4 Claim which is then Allowed by, at TCO's option (i) paying each holder of such Allowed

Claim cash in an amount equal to the lesser of (x) the Allowed amount of such

Claim, including post-petition interest to the extent Allowed by the Bankruptcy

Court, and (y) the value of such holder's collateral as determined by the

Bankruptcy Court, (ii) reinstating the maturity of the obligation giving rise to such Allowed Claim and curing all defaults in connection therewith in accordance with the provisions of section 1124 of the Bankruptcy Code, or (iii)

permitting setoff of such Allowed Claim against any obligation the holder of such Claim may have to TCO.  Any Class 1.4 Claim that becomes an Allowed Claim after the Effective Date will, on the forty-fifth day after the end of the

Calendar Quarter in which such Claim becomes an Allowed Claim, receive the treatment described in the preceding sentence.  See Section IV.B.2, "Claims

Reserve for Subsequently Allowed Non-General Fund Claims."  Any deficiency

Claim is treated as a general Unsecured Claim in the appropriate category of

Class 3.  Class 1.4 Claims are unimpaired.

          2.       CLASS 2.1 CLAIM - COLUMBIA SECURED CLAIM

          The Columbia Secured Claim shall be Allowed as Filed.

          On the Effective Date, Columbia shall receive in respect of the

Columbia Secured Claim, newly issued debt securities of Reorganized TCO (which will be secured by all of the assets of Reorganized TCO) having a principal amount calculated to provide Reorganized TCO with an appropriate funded debt-to-equity ratio as of the Effective Date, and the right to retain the presently outstanding common stock of Reorganized TCO, with the remainder of the Columbia Secured Claim to be contributed to the capital of Reorganized TCO.

The terms of such debt securities will be as proposed by TCO and approved by the Bankruptcy Court on or before the Effective Date.

          The Class 2.1 Claim is impaired.

          3.       CLASS 3 CLAIMS - UNSECURED CLAIMS

          a.       SETTLEMENT VALUES

          A dollar amount (a "Settlement Value") has been proposed for (i) each

Claim in Classes 3.3A, 3.3D, 3.4 and 3.5A, identified as such prior to the Plan

Mailing Date, and (ii) each of those Claims in Classes 3.1, 3.2, 3.3B, 3.6, 3.7 and 3.8 identified as such prior to the Plan Mailing Date for which TCO believes it has sufficient information to formulate an appropriate proposal. The Settlement Values, determined as set forth below,

are listed on one of the schedules (one for each such class) annexed hereto as

Exhibits D-1 through D-10:

                 (i) The Settlement Value proposed for each Settlement Value Claim which is an Allowed Claim as of the Plan Mailing Date is the Allowed amount of the Claim as of that date and accordingly is deemed accepted by the holder thereof without any further action on its part.

                (ii) The Settlement Value proposed for each Settlement Value Claim which is not an Allowed Claim on the Plan Mailing Date is the amount at which TCO, in light of all the relevant facts known to it , believes the Claim should, and consents to have the Claim, be Allowed.

               (iii) The Settlement Value for each Claim in Class 3.3D has been determined by calculating such Claim in accordance with the same methodology as was used to determine the amount of each Class 3.3C Claim for the purpose of making distributions under the Enterprise Energy Settlement Agreement and multiplying the amount so determined for each such Claim by a fraction, the numerator of which is $30 million and the denominator of which is the aggregate of all Claims settled under the Enterprise Energy Settlement Agreement as the same were calculated for the purpose of receiving distributions thereunder.

                (iv) The Settlement Values for Class 3.4 are calculated as of the date set forth on Exhibit D-6 and will be adjusted as of the Effective Date to reflect refunds received by TCO subsequent to such calculation date.

          Each holder of a Settlement Value Claim that agrees to accept the

Settlement Value proposed for its Claim will be deemed to have agreed to have its Claim Allowed at its Settlement Value and the Claim will, subject to

Bankruptcy Court approval, be so Allowed, as of the Voting Deadline, for voting and distribution purposes, in the Class in which such Claim is classified by virtue of such allowance.  If the holder of a Settlement Value

Claim does not agree to accept the proposed Settlement Value, allowance of its

Claim will be determined by litigation before the Claims Mediator or the

Bankruptcy Court or by settlement approved by the Bankruptcy Court.  If the

Plan is not consummated for any reason, the agreement to accept a Settlement

Value may be nullified at the option of the holder of the Claim by written notice to TCO in accordance with such procedure as shall be determined by the

Bankruptcy Court.

          Settlement Value Claims (other than Claims in Classes 3.1, 3.3C, and

3.3D, which are unimpaired and accordingly are not voted on the Plan) (i) if

Allowed as of the Voting Deadline, whether by acceptance of its proposed

Settlement Value or otherwise, may be voted at its Allowed amount, or (ii) if

Disputed as of the Voting Deadline, may be allowed for voting purposes at its proposed Settlement Value if one is proposed, or as otherwise determined by order of the Bankruptcy Court.

          For certain of those Class 3.8 Claims for which no Settlement Value has been proposed (the "Aggregate Settlement Value Claims") there is proposed on Exhibit D-10 one amount (the "Aggregate Settlement Value") which is not allocated among such Claims but which is the aggregate amount at which TCO, in the light of all the relevant facts known to it, believes such Claims should,

and TCO will consent to have such Claims, be Allowed.

          If each of the Aggregate Settlement Value Claims is voted in favor of the Plan, such votes shall be deemed an agreement among the holders of such

Claims and TCO that such Claims will,
subject to Bankruptcy Court approval, be Allowed at amounts which aggregate the

Aggregate Settlement Amount.  In such event, the amount at which each Aggregate

Settlement Value Claim will be Allowed will be determined by consent among the parties, subject to Bankruptcy Court approval, or by the Bankruptcy Court through the Claims Estimation Procedures or such other methodology as the

Bankruptcy Court may determine.  If the Plan is not consummated for any reason,

the agreement described in the first sentence of this paragraph may be nullified at the option of the holder of any of the Aggregate Settlement Value

Claims by written notice to TCO in accordance with such procedure as shall be determined by the Bankruptcy Court.

          If the holder of any of the Aggregate Settlement Value Claims does not accept the proposed Aggregate Settlement Value, TCO may continue the Claims

Estimation Procedures with respect to such Claims and may petition the

Bankruptcy Court to establish the maximum aggregate amount at which such Claims may be Allowed.

          b.       CLASS 3.1 - UNSECURED CLAIMS OF $50,000 OR LESS

          On the Effective Date, TCO shall pay to each holder of a Class 3.1

Claim that is then Allowed, cash in an amount equal to one hundred (100%)

percent of the Allowed amount of such Claim.  Any Class 3.1 Claim that becomes an Allowed Claim after the Effective Date will be paid in cash its Allowed amount on the forty-fifth day after the end of the Calendar Quarter in which such Claim becomes an Allowed Claim.  See Section IV.B.2, "Claims Reserve for

Subsequently Allowed Non-General Fund Claims." If the Plan is not consummated, any voluntary reduction made by a holder of a

Claim in order to receive for such Claim the treatment provided for Class 3.1,

may be nullified at the option of the holder of the Claim by written notice to

TCO in accordance with such procedure as shall be determined by the Bankruptcy

Court.  Class 3.1 Claims are unimpaired.

          c. CLASS 3.2 - UNSECURED CLAIMS IN EXCESS OF $50,000 BUT NOT IN EXCESS OF $250,000

          If Class 3.2 votes to accept the Plan, TCO shall pay to each holder of an Allowed Class 3.2 Claim, cash in an amount equal to ninety-five (95%)

percent of the Allowed amount of such Claim, on the Effective Date, if the

Claim is then Allowed, or if not then Allowed, then on the forty-fifth day after the end of the Calendar Quarter in which such Claim becomes an Allowed

Claim.  See Section IV.B.2, "Claims Reserve for Subsequently Allowed

Non-General Fund Claims."  In addition, after the occurrence of the Sharing

Event with respect to Class 3.2, each Claim in this Class will become a Sharing

Claim and each holder of an Allowed Class 3.2 Claim shall receive, from the

General Fund, distributions, in part in cash and in part in shares of Columbia

Stock (or, if Columbia so elects, entirely in cash), such that the value of the recovery, as a percentage of the Allowed amount of the Claim, to each holder of an Allowed Class 3.2 Claim shall equal, on the same percentage basis, the value of the recovery to holders of Allowed General Fund Claims.  Such distributions from the General Fund, if any, shall be made quarterly in accordance with the

Distribution Formula.

          If Class 3.2 rejects the Plan, each Claim in this Class will become a

General Fund Claim and will receive distributions in accordance with the

Distribution Formula.

          See Section III.B.3.i, "Classes 3.5A, 3.5B, 3.6, 3.7 and 3.8 -

General Fund Claims" and Section IV.C, "Distributions to Holders of General

Fund Claims."

          If the Plan is not consummated, any voluntary reduction made by the holder of a Claim in order to receive for its Claim the treatment provided for

Class 3.2 may be nullified at the option of such holder by written notice to

TCO in accordance with such procedure as shall be determined by the Bankruptcy

Court.

          Class 3.2 Claims are impaired.

          d.       CLASS 3.3A CLAIMS - UNSECURED RECOVERABLE NON-GAS COST CLAIMS

          If Class 3.3A votes to accept the Plan, each holder of an Allowed

Class 3.3A Claim shall receive a distribution in cash in an amount equal to ninety (90%) percent of the Allowed amount of such Claim.  In addition, after the occurrence of the Sharing Event with respect to Class 3.3A, each Claim in this Class will become a Sharing Claim and each holder of an Allowed Class 3.3A

Claim shall receive, from the General Fund, distributions, in part in cash and in part in shares of Columbia Stock (or, if Columbia so elects, entirely in cash), such that the value of the recovery, as a percentage of the Allowed amount of the Claim, to each holder of an Allowed Class 3.3A Claim shall equal,

on the same percentage basis, the value of the recovery to holders of Allowed

General Fund Claims.

          If Class 3.3A rejects the Plan, each Claim in this Class will become a General Fund Claim and will receive distributions in accordance with the

Distribution Formula.

          See Section III.B.3.i, "Classes 3.5A, 3.5B, 3.6, 3.7 and 3.8 -

General Fund Claims" and Section IV.C, "Distributions to Holders of General

Fund Claims."

          If Class 3.3A votes to accept the Plan, the distribution with respect to each Claim shall be made on the Effective Date if the Claim is then Allowed,

or if not then Allowed, then on the forty-fifth day after the end of the

Calendar Quarter in which such Claim becomes Allowed.  See Section IV.B.2,

"Claims Reserve for Subsequently Allowed Non-General Fund Claims."

Distributions from the General Fund, if any, shall be made quarterly in accordance with the Distribution Formula.  See Section IV.C, "Distributions to

Holders of General Fund Claims."

          Class 3.3A Claims are impaired.

          e.       CLASS 3.3B CLAIMS - UNSECURED RECOVERABLE GAS COST CLAIMS

          If Class 3.3B votes to accept the Plan, each holder of an Allowed

Class 3.3B Claim shall receive a distribution in cash in an amount equal to ninety (90%) percent of the Allowed amount of such Claim.  In addition, after the occurrence of the Sharing Event with respect to Class 3.3B, each Claim in this Class will become a Sharing Claim and each holder of an Allowed Class 3.3B

Claim shall receive, from the General Fund, distributions, in part in cash and in part in shares of Columbia Stock (or, if Columbia so elects, entirely in cash), such that the value of the
recovery, as a percentage of the Allowed amount of the Claim, to each holder of an Allowed Class 3.3B Claim shall equal, on the same percentage basis, the value of the recovery to holders of Allowed General Fund Claims.

          If Class 3.3B rejects the Plan, each Claim in this Class will become a General Fund Claim and will receive distributions in accordance with the

Distribution Formula.

          See Section III.B.3.i, "Classes 3.5A, 3.5B, 3.6, 3.7 and 3.8 -

General Fund Claims" and Section IV.C, "Distributions to Holders of General

Fund Claims."

          If Class 3.3B votes to accept the Plan, the distribution with respect to each Claim shall be made on the Effective Date if the Claim is then Allowed,

or if not then Allowed, then on the forty-fifth day after the end of the

Calendar Quarter in which such Claim becomes Allowed.  See Section IV.B.2,

"Claims Reserve for Subsequently Allowed Non-General Fund Claims."

Distributions from the General Fund, if any, shall be made quarterly in accordance with the Distribution Formula.  See Section IV.C, "Distributions to

Holders of General Fund Claims."

          Class 3.3B Claims are impaired.

          f.       CLASS 3.3C CLAIMS - ENTERPRISE ENERGY CLAIMS

          On the Effective Date, TCO shall pay to the trustee under the

Enterprise Energy Settlement Agreement the sum of $15 million in cash for distribution to each holder of an Allowed Claim in this Class in accordance with and after giving effect to any distributions required to be made to others under the Enterprise

Energy Settlement Agreement.  Any contract rejection Claim arising from the rejection of a gas purchase contract from which a Class 3.3C Claim arises shall be deemed to arise from the rejection of such contract as the same is required to be amended in accordance with the terms of the Enterprise Energy Settlement

Agreement and shall otherwise remain unaffected by the treatment of Class 3.3C

Claims under the Plan.

          Class 3.3C Claims are unimpaired.

          g.       CLASS 3.3D - ENTERPRISE ENERGY OPT-OUT CLAIMS

          Each Accepting 3.3D Claimant shall receive a distribution in cash in an amount equal to one hundred (100%) percent of the Allowed amount of its

Claim.  Any Class 3.3D Claim, the holder of which is not an Accepting 3.3D

Claimant will become a Class 3.7 Claim, will vote in Class 3.7 and, if it becomes Allowed, will receive distributions in accordance with the Distribution

Formula.

          Any contract rejection Claim arising from the rejection of a gas purchase contract from which a Class 3.3D Claim arises shall be deemed to arise from the rejection of such contract as the same would be constituted if it were to be amended in accordance with the terms of the Enterprise Energy Settlement

Agreement and shall otherwise remain unaffected by the treatment of Class 3.3D

Claims under the Plan.

          See Section III.B.3.i, "Classes 3.5A, 3.5B, 3.6, 3.7 and 3.8 -

General Fund Claims" and Section IV.C, "Distributions to Holders of General

Fund Claims."

          Distributions to Accepting 3.3D Claimants shall be made on the

Effective Date.

          Class 3.3D Claims are unimpaired.

          h.       CLASS 3.4 CLAIMS - UNSECURED CUSTOMER CLAIMS AND GRI CLAIMS

          On the Effective Date, each Class 3.4 Claim shall be Allowed to the extent of its holder's entitlement under the 1990 Rate Case Settlement in respect of such holders 1990 Rate Case Claim and shall receive the treatment described below.

          If Class 3.4 votes to accept the Plan, each Accepting 3.4 Claimant shall receive on the Effective Date (i) that to which such holder is entitled under the Trust Fund Decision and Bankruptcy Court orders made in furtherance or implementation thereof (to the extent not previously paid), (ii) that to which such holder is entitled under the 1990 Rate Case Settlement (to the extent not previously paid) and (iii) an amount equal to ninety (90%) percent of such holder's Allowed Claim remaining after application of any sums paid pursuant to clauses (i) and (ii) of this sentence or previously paid in respect of the Trust Fund Decision or of the 1990 Rate Case Settlement.  In addition,

after the occurrence of the Sharing Event with respect to Class 3.4, each

Accepting 3.4 Claimant that is a holder of an Allowed Class 3.4 Claim shall receive, from the General Fund, distributions, in part in cash and in part in shares of Columbia Stock (or, if Columbia so elects, entirely in cash), such that the value of the recovery, as a percentage of the Allowed amount of the

Claim, to each such Accepting 3.4 Claimant shall equal, on the same percentage basis, the value of the recovery to the holders of Allowed

General Fund Claims.

          If Class 3.4 votes to accept the Plan, each Dissenting 3.4 Claimant will be entitled to pursue its Refund Disputes and shall receive in respect of its Allowed Class 3.4 Claim (i) that to which such holder is entitled under the

1990 Rate Case Settlement (to the extent not previously paid), (ii) that to which it is entitled under the terms of any final resolution, by orders not subject to further review, of the Refund Disputes relating to such Dissenting

3.4 Claimant (to the extent not previously paid), and the balance of its

Allowed Class 3.4 Claim remaining after application of any sums paid pursuant to clauses (i) and (ii) above will be a General Fund Claim and will receive distributions in accordance with the Distribution Formula.

          See Section III.B.3.i, "Classes 3.5A, 3.5B, 3.6, 3.7 and 3.8 -

General Fund Claims" and Section IV.C, "Distributions to Holders of General

Fund Claims."

          If Class 3.4 rejects the Plan, each Dissenting 3.4 Claimant will be entitled to pursue its Refund Disputes and will receive in respect of its

Claim, to the extent it becomes Allowed, the treatment for Dissenting 3.4

Claimants described above, including that to which such holder is entitled under the 1990 Rate Case Settlement (to the extent not previously paid).

          Pending the issuance of final orders in respect of all Refund

Disputes, Reorganized TCO shall maintain the RIA Account and shall thereafter make distributions therefrom in accordance with the provisions of Section IV.B.3, "Reserve for Dissenting 3.4 Claimants."

          In no event shall a Dissenting 3.4 Claimant's Claim be deemed

Allowed, and in no event shall any distribution be made to a Dissenting 3.4

Claimant, until all Refund Disputes relating to such Dissenting 3.4 Claimant have been resolved by final orders that are not subject to further review;

provided, however, that upon a final resolution of all Refund Disputes, by orders not subject to further review, with respect to and upholding the Trust

Fund Decision, such Claim shall be deemed partially Allowed to the extent of such claimholder's entitlement under such resolution and distribution will be made with respect to such Claim as so deemed partially Allowed.

          Distributions to each Dissenting 3.4 Claimant shall be made (i) with respect to its entitlement under the 1990 Rate Case Settlement, on the

Effective Date, (ii) with respect to its entitlement upon final resolution of the Refund Disputes with respect to the Trust Fund Decision, on the forty-fifth day after the end of the Calendar Quarter in which such final resolution occurs and such holder's Claim is Allowed or deemed partially Allowed (to the extent not previously paid), (iii) with respect to final resolutions of such

Dissenting 3.4 Claimant's other Refund Disputes, in accordance with the terms of such final resolutions (when all such Refund Disputes are resolved), and

(iv) from the General Fund, if any shall be required, quarterly in accordance with the Distribution Formula.  See Section IV.B.2,

"Claims Reserve for Subsequently Allowed Non-General Fund Claims," Section

IV.B.3, "Reserve for Dissenting 3.4 Claimants" and Section IV.C, "Distribution

to Holders of General Fund Claims."

          Any distributions to be made to a holder of an Allowed Class 3.4

Claim (including any distributions to a Dissenting 3.4 Claimant), shall be distributed in cash or in such form as may be appropriate under the FERC Gas

Tariff or any relevant order of FERC.  If such distribution is made in other than cash, including, but not limited to, distributions in the form of a credit to a rate mechanism, Reorganized TCO shall receive the cash which would otherwise be distributed to such holder from the Claims Reserve or the RIA

Account.

          TCO may, in its discretion, petition the Bankruptcy Court for an order estimating, for voting and distribution purposes, the Claims which are the subject of the BG&E Appeal and any other Disputed Claims of Dissenting 3.4

Claimants.

          If Class 3.4 rejects the Plan, or if the Plan is not consummated, any acceptance or deemed acceptance of the Waiver Agreement may, at the option of the holder of the Claim, be considered null and void by written notice to TCO in accordance with such procedure as shall be determined by the Bankruptcy

Court.

          Class 3.4 Claims are impaired.

          i.       CLASSES 3.5A, 3.5B, 3.6, 3.7 AND 3.8 - GENERAL FUND CLAIMS

          Each holder of an Allowed General Fund Claim shall receive from the

General Fund its Pro Rata Share of the General Fund Distributable Amount, at

the times and in accordance with the Distribution Formula described in Section

IV.C.2.

          Each distribution in respect of an Allowed General Fund Claim shall be made in part in cash and in part in shares of Columbia Stock (or, if

Columbia so elects, entirely in cash) as described in Section IV.C.2,

"Distribution Formula," except to the extent Columbia subordinates its right to receive such distribution in favor of the holders of General Fund Claims that are Allowed as of the Effective Date as provided in Section VIII.B, "Conditions to Effective Date."

          The Class 3.5B Claim shall be Allowed as Filed and shall be deemed to have voted to accept the Plan.

          Each of Classes 3.5A, 3.5B, 3.6, 3.7 and 3.8 is impaired.

          4.       CLASS 4 CLAIMS - OTHER CLAIMS

          a.       CLASS 4.1 - ENVIRONMENTAL CLAIMS

          Claims in Class 4.1 shall survive and be unaffected by entry of the

Confirmation Order.  All Class 4.1 Claims shall be assumed by Reorganized TCO and paid if and when due and payable, either in the course of Reorganized TCO's business or in accordance with such agreements or stipulations as may be entered into with the relevant governmental environmental authority.  Class 4.1

Claims are unimpaired.

          b.       CLASS 4.2 - CERTAIN CONDEMNATION CLAIMS

          Claims in Class 4.2 shall survive and be unaffected by entry of the

Confirmation Order.  Class 4.2 Claims will be satisfied when and if due in the ordinary course of Reorganized TCO's business.  Class 4.2 Claims are unimpaired.

          c.       CLASS 4.3 - PENSION CLAIMS

          On the Effective Date, Reorganized TCO will assume its obligations relating to all employee and retiree benefit or pension plans or programs in existence as of the Petition Date in full satisfaction of any and all Claims in

Class 4.3.  Class 4.3 Claims are unimpaired.

          d.       CLASS 4.4 - SURETY BOND RELATED CLAIMS

          Claims in Class 4.4 shall survive and be unaffected by entry of the

Confirmation Order.  Class 4.4 Claims will be satisfied when and if due in the ordinary course of Reorganized TCO's business.  Class 4.4 Claims are unimpaired.

C.        TREATMENT OF INTERESTS

          1.       CLASS 5 INTERESTS - COMMON STOCK OF TCO

          Columbia shall receive no distribution in respect of its Interests.

Class 5 Interests are impaired.

IV.       PROVISIONS GOVERNING DISTRIBUTIONS

A.        TRANSACTIONS ON THE EFFECTIVE DATE

          The following transfers and transactions shall take place on the

Effective Date:

1.        Columbia, in consideration of the settlement of the Intercompany

Claims, shall deliver to TCO the cash, the Columbia

Stock, if any, and the Columbia Guaranty to the extent required by TCO to fund the distributions to be made to creditors under the Plan, as contemplated by the Columbia Omnibus Settlement and as described in Section IV.C.1,

"Establishment of General Fund."

2.        TCO, as Disbursing Agent, shall make the distributions provided for in the Plan to be made on the Effective Date to the holders of Allowed

Non-General Fund Claims.

3.        Reorganized TCO shall issue and deliver to Columbia new secured debt securities of Reorganized TCO, as provided in Section III.B.2, "Treatment of

Classified Claims; Class 2.1 Claim - Columbia Secured Claim," in respect of the

Class 2.1 Claim.

4.        The General Fund shall be established by the payment by TCO to the

General Fund Trustee of the General Fund Deposit in the manner described in

Section IV.C.1, "Establishment of General Fund."

5.        TCO shall establish the Claims Reserve, as provided in Section

IV.B.2, "Claims Reserve for Subsequently Allowed Non-General Fund Claims."

6.        TCO shall deposit in or withdraw from the RIA Account such amount as may be required to cause the amount in the RIA Account to equal the Dissenting

3.4 Claimants Reserve Amount, as provided in Section IV.B.3.a, "Reserve for

Dissenting 3.4 Claimants."

7.        The General Fund Trustee shall make the distributions provided for in the Plan to be made on the Effective Date to the holders of Allowed General

Fund Claims in accordance with the Distribution Formula.

B.        DISTRIBUTIONS ON NON-GENERAL FUND CLAIMS

          1.       NON-GENERAL FUND CLAIMS ALLOWED AS OF THE EFFECTIVE DATE

          Under the Plan, except as otherwise provided, or pursuant to orders of the Bankruptcy Court, distributions to holders of Non-General Fund Claims that are Allowed Claims as of the Effective Date will be made by TCO in cash on the Effective Date, in accordance with the treatment provided for such

Non-General Fund Claims.

          2.       CLAIMS RESERVE FOR SUBSEQUENTLY ALLOWED NON-GENERAL FUND
                   CLAIMS

          a.       GENERAL

          On the Effective Date, Reorganized TCO shall establish a reserve (the

"Claims Reserve") by depositing in a segregated interest bearing account, cash equal to the maximum amount TCO in its discretion estimates is required to be paid after the Effective Date and is not reserved for in the RIA Account, in respect of then Disputed Non-General Fund Claims.  The Claims Reserve,

including any income earned thereon, net of applicable taxes, if any, on such income, and any sums transferred to the Claims Reserve from the RIA Account,

shall be available to make the distributions provided for under the Plan to

Non-General Fund Claims which become Allowed after the Effective Date.  No payments or distributions shall be made on account of any Non-General Fund

Claim until such Claim becomes an Allowed Claim.

          b.       DISTRIBUTIONS FROM THE CLAIMS RESERVE

          Within forty-five (45) days after the end of each Calendar Quarter,

Reorganized TCO shall distribute from the Claims Reserve to each holder of a

Non-General Fund Claim (other than a Professional Claim or a Priority Tax

Claim) that became an Allowed Claim during such Calendar Quarter, the cash to which such holder is entitled under the Plan to the extent not then or theretofore paid from the RIA Account.  Each subsequently Allowed Professional

Claim and Priority Tax Claim shall be paid from the Claims Reserve in accordance with the treatment set forth for such Claim in Section III.A,

"Treatment of Unclassified Claims."

          In the event that the funds in the Claims Reserve are insufficient to make the distributions required to be made from the Claims Reserve, Reorganized

TCO shall, from its own funds, deposit into the Claims Reserve funds sufficient to make the requisite distributions.  Such obligation of Reorganized TCO shall be guaranteed by Columbia as part of the Columbia Guaranty.

          c.       DISTRIBUTION OF FUNDS REMAINING IN THE CLAIMS RESERVE

          From time to time, as any Disputed Non-General Fund Claim is Allowed or otherwise disposed of at an amount requiring Plan distributions that are less than the amount which have been reserved therefor in the Claims Reserve,

the amount reserved in the Claims Reserve in respect of such Disputed

Non-General Fund Claim may, at Reorganized TCO's discretion, either be deposited into the RIA Account, or distributed to the General Fund Trustee.

Any cash remaining in the Claims Reserve after all objections to

Non-General Fund Claims have been resolved, all distributions have been made in respect thereof and any transfers have been made to the RIA Account, shall be distributed as soon as practicable to the General Fund Trustee.

          d.       TAX REQUIREMENTS FOR INCOME GENERATED BY THE CLAIMS RESERVE

          Reorganized TCO, as Disbursing Agent, or such third-party Disbursing

Agent as TCO may appoint pursuant to Section IV.D, shall pay, or cause to be paid, out of the funds held in the Claims Reserve, any tax imposed by any governmental unit on the income generated by the funds held in the Claims

Reserve and shall also file, or cause to be filed, any tax or information return related to the Claims Reserve, and shall withhold with respect to any distributions therefrom, as is required by any governmental authority.

          3.       RESERVE FOR DISSENTING 3.4 CLAIMANTS

          a.       GENERAL

          From and after the Effective Date, Reorganized TCO shall continue to maintain the RIA Account for the purpose of segregating and holding the

Dissenting 3.4 Claimants Reserve Amount, any income that may be earned thereon and any sums which may be transferred thereto from the Claims Reserve or otherwise, and for effecting distributions to the Dissenting 3.4 Claimants entitled thereto in accordance with any final disposition of the Refund

Disputes and the Plan.

          As of the Effective Date, the amount in the RIA Account shall be adjusted to equal the Dissenting 3.4 Claimants Reserve

Amount.  To the extent the funds in the RIA Account on the Effective Date are in an amount which is (i) less than the Dissenting 3.4 Claimants Reserve

Amount, TCO shall deposit an amount equal to such deficiency in the RIA

Account, on the Effective Date, or (ii) greater than the Dissenting 3.4

Claimants Reserve Amount, the excess shall be available to TCO for its funding requirements under the Plan and otherwise.

          b.       DISTRIBUTIONS FROM THE RIA ACCOUNT

          Distributions from the RIA Account shall be made to Dissenting 3.4

Claimants in accordance with final resolutions, by orders not subject to further review, of the Refund Disputes and with applicable law and FERC regulations and in accordance with the Plan upon Allowance of their respective

Claims.  Any sums reserved in the RIA Account in respect of any Refund Claim that is adjudicated or otherwise determined by Reorganized TCO to no longer be required for the purpose for which it was reserved may, at Reorganized TCO's discretion, be deposited into the Claims Reserve or distributed to the General

Fund Trustee.

          In the event the funds in the RIA Account are insufficient to make the distributions required to be made from the RIA Account, Reorganized TCO shall, from its own funds, deposit into the RIA Account funds sufficient to make the requisite distributions.  Such obligation of Reorganized TCO shall be guaranteed by Columbia as part of the Columbia Guaranty.

          c.       DISTRIBUTION OF FUNDS REMAINING IN THE RIA ACCOUNT

          Any cash remaining in the RIA Account after all Refund Disputes have been resolved, all distributions have been made in respect thereof, all distributions required under the Plan to Dissenting 3.4 Claimants have been made and any transfers have been made to the Claims Reserve, shall be distributed as soon as practicable to the General Fund Trustee.

C.        DISTRIBUTIONS TO HOLDERS OF GENERAL FUND CLAIMS

          1.       ESTABLISHMENT OF GENERAL FUND

          On the Effective Date, TCO shall establish a trust (the "General

Fund") to effect distributions to the holders of Allowed General Fund Claims by delivering to the General Fund Trustee the amount of the General Fund Deposit,

of which $100 million shall be in the form of Columbia Stock and the balance shall be in cash; provided, however, that Columbia may elect to have the

General Fund Deposit funded entirely in cash and provided further, that in lieu of any portion of the General Fund Deposit consisting of cash not required for distribution on the Effective Date, Reorganized TCO may, at its option, deliver to the General Fund Trustee its unsecured promissory note (the "TCO Note"), in such principal amount, bearing a rate of interest equal to the rate income is earned from time to time on any cash in the General Fund, and payable in installments when and as distributions are required to be made from the General

Fund, each such installment to be in an amount equal to that percentage of the required distribution which the principal amount of the TCO

Note bears to the General Fund Distributable Amount.  Columbia, as part of the

Columbia Guaranty, shall guarantee the full, due and prompt payment by

Reorganized TCO of the TCO Note.  The terms of the TCO Note will be as proposed by TCO and approved by the Bankruptcy Court on or before the Effective Date.

          The General Fund Trustee, and such entities as the General Fund

Trustee shall designate for such purpose, shall make the distributions required under the Plan to be made from the General Fund in accordance with the

Distribution Formula described in Section IV.C.2.

          2.       DISTRIBUTION FORMULA

          Each holder of an Allowed General Fund Claim will be entitled to receive its Pro Rata Share of the General Fund Distributable Amount.

          On the Effective Date and thereafter within forty-five (45) days after the end of each Calendar Quarter until the Termination Date,

distributions shall be made from the General Fund to each holder of an Allowed

General Fund Claim in an amount derived in accordance with the following formula:

                                    D=(FxA)-P
                                         -
                                         T

where

                   D = the amount to be distributed to the holder of an Allowed General Fund Claim

                   F = the General Fund Distributable Amount as of the Effective Date or as of the end of the Calendar Quarter with respect to which the calculation is being made, as the case may be

                   A =     the amount of such holder's Allowed General Fund
                           Claim

                   T = the aggregate, as of the Effective Date or as of the end of the Calendar Quarter with respect to which the calculation is being made, as the case may be, of (i) the Allowed amounts of all Allowed General Fund Claims and (ii) the aggregate amount of the Disputed General Fund Claims as Filed or as capped by estimation or other procedure approved by the Bankruptcy Court

                   P = the aggregate of all distributions theretofore made from the General Fund to the holder of such Allowed General Fund Claim under the Plan; provided, however, that if the result from such subtraction is negative or zero, the distribution with respect to such Claim shall equal zero.

          The Columbia Stock shall be valued, voted and distributed pursuant to procedures proposed by TCO and approved by the Bankruptcy Court.

          3.       DELAY OF DISTRIBUTION

          Notwithstanding anything else herein contained, if at the end of any

Calendar Quarter, the aggregate of the distributions then required to be made to the holders of Allowed General Fund Claims is less than $25 million and does not constitute the remaining balance of the General Fund Distributable Amount,

the General Fund Trustee may in its discretion elect not to make such distribution, in which case it shall add such distributable amounts to the amounts to be distributed at the end of the next Calendar Quarter.

          4.       FUNDS REMAINING IN THE GENERAL FUND UPON TERMINATION

          The General Fund shall terminate on the Termination Date.  Any assets remaining in the General Fund on the Termination Date in excess of the amounts that remain distributable pursuant to the Distribution

Formula or that are required to pay Post-Effective Date Costs shall be available for the payment of such post-petition interest to Creditors as may be

Allowed by the Bankruptcy Court and any balance remaining after payment of such interest shall be turned over by the General Fund Trustee to Reorganized TCO on the Termination Date, net of applicable taxes, if any, with respect thereto.

          5.       TAX REQUIREMENTS OF THE GENERAL FUND

          The General Fund Trustee shall pay or cause to be paid, out of the

General Fund, any tax imposed by any governmental unit on the income generated by the General Fund.  The General Fund Trustee shall also file, or cause to be filed, any tax or information returns related to the General Fund and shall satisfy any withholding obligation with respect to any distribution therefrom.

D.        REORGANIZED TCO OR THIRD PARTY AS DISBURSING AGENT FOR NON-GENERAL
          FUND CLAIMS

          Reorganized TCO, as Disbursing Agent, or such third-party Disbursing

Agent as Reorganized TCO may in its sole discretion employ, shall make all distributions of cash required in respect of the Non-General Fund Claims under the Plan.  Each such Disbursing Agent shall serve without bond, and each such third-party Disbursing Agent shall be entitled to receive, from the applicable reserve, without further Bankruptcy Court approval, reasonable compensation for distribution services  rendered pursuant to the Plan and reimbursement of reasonable
out-of-pocket expenses incurred in connection with such services, on terms acceptable to Reorganized TCO.

E.        POST-EFFECTIVE DATE COSTS

          Each of TCO, Reorganized TCO, the Claims Supervision Committee, the

General Fund Trustee and each other Disbursing Agent, if any, shall be entitled to be reimbursed from the General Fund for any and all Post-Effective Date

Costs incurred by it.  To obtain such reimbursement, the entity claiming reimbursement shall submit to the General Fund Trustee, with copies to

Reorganized TCO and the Claims Supervision Committee, a written request for such reimbursement setting forth in reasonable detail the nature and basis for and supporting evidence of the Post-Effective Date Costs for which reimbursement is being sought.  The General Fund Trustee shall make payment in accordance with such request not less than ten (10) nor more than twenty (20)

days after receipt of such request unless on or before such tenth day the

General Fund Trustee, Reorganized TCO or the Claims Supervision Committee shall object in writing (delivered by such objecting party to the other two entities)

to such reimbursement.  In the event the parties do not resolve any dispute within thirty (30) days after submission of the request for reimbursement, the party requesting the reimbursement may File a request for payment with the

Bankruptcy Court, which shall retain jurisdiction for the purpose of resolving any such dispute. Any entity having a right to reimbursement hereunder shall have the right to set off any sums owed to it against funds in its possession payable to the General Fund Trustee.

F.        DELIVERY OF DISTRIBUTIONS; UNCLAIMED DISTRIBUTIONS

          1.       DELIVERY OF DISTRIBUTIONS IN GENERAL

          Distributions to each holder of an Allowed Claim shall be made (i) at the address set forth on the proof of Claim Filed by such holder, (ii) at the address set forth in any written notice of address change delivered to the relevant Disbursing Agent after the date of Filing of any related proof of

Claim, or (iii) at the address of such holder reflected in the Schedule of

Liabilities if no proof of Claim has been Filed and the relevant Disbursing

Agent has not received a written notice of a change of address.

          2.       UNCLAIMED DISTRIBUTIONS

          An Unclaimed Distribution shall be any distribution made to the holder of an Allowed Claim pursuant to the Plan including, in the case of any check or other instrument, the proceeds thereof, that (i) is returned to

Reorganized TCO, the General Fund Trustee or other Disbursing Agent as undeliverable or because delivery thereof is not accepted, or (ii) in the case of a distribution made in the form of a check or other instrument, is not negotiated.

          Any Unclaimed Distribution shall, until such time as such Unclaimed

Distribution becomes deliverable, be paid over by the Disbursing Agent to

Reorganized TCO, which shall hold such funds and may commingle them with its other funds; provided, however,
that any holder of an Allowed Claim that does not claim an Unclaimed

Distribution within the later of five (5) years after the Effective Date or two

(2) years after such Claim became an Allowed Claim shall have its Claim for such Unclaimed Distribution discharged, shall not participate in any further distributions under the Plan, and shall be forever barred from asserting any such Claim against Reorganized TCO or its property.  Any cash held for distribution on account of such holder's Claim and any accumulated income thereon shall be property of Reorganized TCO, free of any restrictions thereon.

To the extent that such undeliverable cash and any income thereon are held by a third-party Disbursing Agent, the third-party Disbursing Agent shall pay over such cash and income to Reorganized TCO.  Nothing contained in the Plan shall require any Disbursing Agent, the General Fund Trustee or Reorganized TCO to

attempt to locate any holder of an Allowed Claim other than by reviewing its own or Reorganized TCO's records.

          Within forty-five (45) days after the end of each Calendar Quarter,

Reorganized TCO, the General Fund Trustee, or other Disbursing Agent, as applicable, shall distribute all such previously Unclaimed Distributions that became deliverable during the preceding Calendar Quarter.

G.        MEANS OF CASH PAYMENTS

          Cash payments made pursuant to the Plan shall be in United States dollars by check drawn on a domestic bank selected by TCO or Reorganized TCO,

or by wire transfer from a domestic bank, at the option of TCO or Reorganized TCO; provided, however, that cash payments to foreign creditors, if any, may be made, at the option of TCO or Reorganized

TCO, in such funds and by such means as are necessary or customary in a particular foreign jurisdiction.

H.        SETOFFS

          Reorganized TCO may set off or direct the General Fund Trustee to set off on behalf of Reorganized TCO, against any Allowed Claim and the distributions to be made pursuant to the Plan on account of such Claim, the claims, rights and causes of action of any nature that TCO or Reorganized TCO may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a set off nor the allowance of any Claim hereunder shall constitute a waiver or release by TCO or Reorganized TCO of any such claim, right or cause of action that TCO or Reorganized TCO may possess against such holder.

          Any amounts set off by the General Fund Trustee on behalf of

Reorganized TCO shall be paid by the General Fund Trustee to Reorganized TCO from the General Fund in cash.

I.        EFFECTIVE DATE PAYMENTS OR DISTRIBUTIONS

          Any payment or distribution that is required under the Plan to be made on the Effective Date, if made as soon as practicable thereafter, shall be deemed to have been made on the Effective Date.

J.        LIMIT ON DISTRIBUTIONS

          Anything to the contrary contained in the Plan notwithstanding, no holder of a Claim shall receive under the Plan more than the Allowed amount of such Claim, plus any post-petition interest to which such Claim holder may be entitled pursuant to the Plan, any order of the Bankruptcy Court, FERC orders or regulations, or other applicable law.  All payments and distributions to be made under the Plan shall be made without interest, penalty or late charge arising subsequent to the Petition Date, except as expressly provided by the

Plan.

K. CONTINUATION OF CERTAIN RETIREMENT, WORKERS' COMPENSATION AND LONG-TERM DISABILITY BENEFITS

          Notwithstanding anything to the contrary herein contained, all employee and retiree benefit plans or programs in existence as of the Petition

Date shall continue after the Effective Date as required by sections

1114(e)(1)(B) and 1114(g) of the Bankruptcy Code.

V.        MEANS FOR IMPLEMENTATION OF THE PLAN

A.        CONTINUED CORPORATE EXISTENCE AND VESTING OF ASSETS IN REORGANIZED
          TCO

          TCO shall continue to exist after the Effective Date as Reorganized

TCO, a Delaware corporation, with all the powers of a corporation under applicable law and without prejudice to any right to alter or terminate such existence (whether by merger or otherwise) under Delaware state law, subject to the terms and provisions of this Plan and the Confirmation Order. Except as otherwise provided in the Plan, on or after the Effective Date, all property of the Estate, and any property acquired by TCO or Reorganized TCO under any provisions of the Plan, shall vest in Reorganized TCO, free and clear of all

Claims, liens, charges and other encumbrances.  On and after the Effective

Date, Reorganized TCO may operate its business and may use, acquire and dispose of property and compromise or settle any claims against it without supervision or approval by the Bankruptcy Court and free of any restrictions of the

Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan and the Confirmation Order.  Without limiting the foregoing, Reorganized TCO may pay the charges that it incurs on or after the

Effective Date for professional fees, disbursements, expenses or related support services without application to the Bankruptcy Court.

B.        CORPORATE GOVERNANCE, DIRECTORS AND OFFICERS

          1.       CERTIFICATE OF INCORPORATION AND BY-LAWS

          Upon the Effective Date, the certificate of incorporation and the by-laws of Reorganized TCO shall be unchanged except that the certificate of incorporation shall be amended to prohibit the issuance of non-voting equity securities to the extent required by section 1123(a) of the Bankruptcy Code.

After the Effective Date, Reorganized TCO may amend and restate its certificate of incorporation or by-laws as permitted by the Delaware General Corporation

Law.

          2.       DIRECTORS AND OFFICERS OF REORGANIZED TCO

          Those persons serving as the Directors and Officers of TCO as of the date hereof will, subject to changes in the ordinary course of business,

continue to serve in their same capacities on behalf of Reorganized TCO after

Confirmation.

          3.       CORPORATE ACTION

          Upon the Effective Date, adoption by Reorganized TCO of the amendment to the certificate of incorporation and the other matters contemplated by or provided for under the Plan involving the corporate structure of TCO or

Reorganized TCO or corporate action to be taken by or required of either TCO or

Reorganized TCO shall be deemed to have occurred and be effective and all actions required or contemplated in order to consummate the Plan shall be authorized and approved in all respects without any requirement of further action by stockholders or directors of TCO or Reorganized TCO.

C.        PRESERVATION OF RIGHTS OF ACTION

          Except as provided elsewhere in the Plan or in any contract,

instrument, release, indenture or other agreement or document entered into or created in connection with the Plan, in accordance with section 1123(b) of the

Bankruptcy Code, Reorganized TCO shall retain and may enforce any claims,

rights and causes of action that either TCO or its Estate may hold against any entity and shall retain the right to prosecute all adversary proceedings asserting Avoidance Claims that are pending before the Bankruptcy Court as of the Effective Date.  All other

Avoidance Claims will be released.  Reorganized TCO or its successors may pursue such retained claims, rights or causes of action, as appropriate, in accordance with the best interests of Reorganized TCO.  Reorganized TCO reserves the right to seek recovery from Customers of payments made pursuant to the Plan which are recoverable under applicable FERC regulations or orders,

regardless of the characterization of the Claim in respect of which such payment is made and regardless of the Class in which such Claim is classified.

D.        THE CLAIMS ESTIMATION PROCEDURES

          Following the Effective Date, all Disputed Claims subject to the

Claims Estimation Procedures will continue to be subject thereto and each such

Claim will be liquidated in accordance with the Claims Estimation Procedures.

After the Effective Date, Reorganized TCO shall continue to participate in the

Claims Estimation Procedures.

E.        RELEASE OF LIENS

          Except as otherwise provided in the Plan or in any contract,

instrument, release, indenture or other agreement or document created in connection with the Plan, on the Effective Date, all mortgages, deeds of trust,

liens or other security interests against the property or assets of the Estate shall be deemed discharged and satisfied, and all the right, title and interest of any holder of any such mortgage, deed of trust, lien or other security interest shall revert to Reorganized TCO and its successors and assigns.  The new debt securities issued by

Reorganized TCO in payment of the Columbia Secured Claim will be secured by the lien on the assets of Reorganized TCO in favor of Wilmington Trust Company (or any successor thereto) for the benefit of Columbia.

F.        TCO'S FUNDING OBLIGATIONS

          TCO and Reorganized TCO shall be obligated to fund all cash payments required to be made under the Plan, on the Effective Date or otherwise,

including but not limited to, payments (i) to the holders of Non-General Fund

Claims on the Effective Date, (ii) by the General Fund Trustee, from time to time, to the holders of Allowed General Fund Claims, (iii) from the Claims

Reserve and the RIA Account, and (iv) in respect of those obligations expressly assumed by Reorganized TCO under the Plan (collectively, the "TCO Obligation").

G.        COLUMBIA GUARANTY

          Columbia shall unconditionally guaranty the full and prompt payment by (i) TCO and Reorganized TCO of any amounts required to be paid by them pursuant to those portions of the TCO Obligation described in clauses (i), (ii)

and (iii) of Section V.F and (ii) any subsidiary of Columbia of any obligation of such subsidiary in respect of any Tax Reimbursement Claim (the "Columbia

Guaranty").

VI.       BAR DATES; PROCEDURES FOR ESTABLISHING ALLOWED CLAIMS
          AND FOR RESOLVING DISPUTED CLAIMS

A.        BAR DATE FOR OBJECTIONS TO CERTAIN NON-ADMINISTRATIVE CLAIMS

          1.       POTENTIAL DISPUTED CLAIMS

          Objections, if any, to Claims that are not Administrative Claims and that (i) are listed on the Schedule of Liabilities as undisputed, liquidated and not contingent or (ii) as of the date of the hearing on the Disclosure

Statement have been Filed and have not been Allowed by order of the Bankruptcy

Court (all of such Claims collectively, the "Potential Disputed Claims"), shall be Filed at least ten (10) Business Days prior to the Plan Mailing Date, unless the Bankruptcy Court orders otherwise.  Any Potential Disputed Claim that has not been objected to prior to such deadline shall be an Allowed Claim in the appropriate Class.

          2.       CLAIMS SUBJECT TO THE CLAIMS ESTIMATION PROCEDURES

          All objections by TCO and all other parties-in-interest to Producer

Claims which are the subject of the Claims Estimation Procedures shall be governed by the provisions of the Claims Estimation Procedures or by other orders of the Bankruptcy Court relating to such Claims.

          3.       OTHER NON-ADMINISTRATIVE CLAIMS

          Any non-Administrative Claim which was not Filed at least thirty (30)

days prior to the date of the hearing on the Disclosure Statement may be objected to by TCO or Reorganized TCO, the Creditors' Committee or the Claims

Supervision Committee by the later of (i) the Effective Date or (ii) sixty (60)

days after a proof of Claim with respect to such Claim has been Filed.  Any such Claim that has not been objected to on or prior to such date shall be an

Allowed Claim in the appropriate Class.

B.        BAR DATES FOR CERTAIN ADMINISTRATIVE CLAIMS

          1.       PROFESSIONAL CLAIMS

          Professionals or other entities requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 331, 503(b) or

1103 of the Bankruptcy Code for services rendered before the Effective Date

(including compensation requested pursuant to section 503(b)(4) of the

Bankruptcy Code by any Professional or other entity for making a "substantial contribution" in the Reorganization Case) shall File and serve on Reorganized

TCO, the U.S. Trustee, the Fee Examiner and the Claims Supervision Committee an

application for final allowance of compensation and reimbursement of expenses no later than thirty (30) days after the Effective Date; provided, however,

that any Professional who may receive compensation or reimbursement of expenses pursuant to the Administrative Fee Order or other such order of the Bankruptcy

Court may continue to receive such compensation and reimbursement of expenses for
services rendered before the Effective Date.  Objections to applications of

Professionals or other entities for compensation or reimbursement of expenses must be Filed and served on Reorganized TCO, the U.S. Trustee, the Fee

Examiner, the Claims Supervision Committee and the requesting party no later than sixty (60) days after the Effective Date.

          2. BAR DATE FOR ADMINISTRATIVE CLAIMS ARISING FROM REJECTION OF EXECUTORY CONTRACTS OR UNEXPIRED LEASES

                   Bar dates for Administrative Claims arising from the

rejection of executory contracts or unexpired leases shall be established as set forth in Section VII.C.

C.        AUTHORITY TO PROSECUTE OBJECTIONS

          Subject to the Bar Dates and other limitations set forth in this

Section VI and in Section VII.C, after the Effective Date, only Reorganized TCO and the Claims Supervision Committee shall have the authority to File objections, and each shall have authority to settle, compromise, withdraw or litigate to judgment objections to Claims Filed by it, upon notice to the other party and subject to the approval of the Bankruptcy Court.

VII.      TREATMENT OF EXECUTORY CONTRACTS AND
          UNEXPIRED LEASES; ADDITIONAL BAR DATES

A.        GENERAL

          Except as otherwise provided in the Plan or in any contract,

instrument, release, indenture, or other agreement or document entered into in connection with the Plan, on the Effective Date, (i) all of TCO's executory contracts that have not been expressly assumed or rejected by order of the

Bankruptcy

Court as of the Confirmation Date and that are listed on Exhibit 5 attached to the Disclosure Statement shall be assumed or rejected or otherwise dealt with as set forth on said Exhibit 5, and (ii) all other executory contracts that have not been so expressly assumed shall be rejected.

B.        PAYMENTS RELATED TO ASSUMPTION OF EXECUTORY CONTRACTS AND UNEXPIRED
          LEASES

          Any monetary amounts by which any executory contract or unexpired lease to be assumed pursuant to the Plan is in default will be satisfied,

pursuant to section 1123(a)(5)(G) of the Bankruptcy Code, by payment of the defaulted amount in cash on the Effective Date, to the extent not previously paid, or on such other terms as are agreed to by TCO and the parties to such executory contract or unexpired lease.  In the event of a dispute regarding (i)

the amount of any cure payments, (ii) the ability of Reorganized TCO to provide

"adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (iii) any other matter pertaining to assumption, the cure payments required by section

1123(a)(5)(G) of the Bankruptcy Code will be made following the entry of a

Final Order resolving the dispute and approving the assumption.

C.        BAR DATE FOR REJECTION DAMAGES

          If the rejection of an executory contract or unexpired lease pursuant to the Plan or the Confirmation Order gives rise to an Unsecured Claim or

Administrative Claim by the other party or parties to such contract or lease,

such Claim will be forever
barred and will not be enforceable against TCO, Reorganized TCO or its successors, or the properties of any of them, unless a request for payment,

with respect to Administrative Claims, or a proof of Claim, with respect to other Claims, is Filed and served on Reorganized TCO within the later of (i)

the time period established by the Bankruptcy Court in its Final Order authorizing such rejection or (ii) thirty (30) days after the Effective Date.

Objections to any request for payment or proof of Claim shall be filed not later than sixty (60) days after the Effective Date.

D. EXECUTORY CONTRACTS AND UNEXPIRED LEASES ENTERED INTO AND OTHER OBLIGATIONS INCURRED AFTER THE PETITION DATE

          Executory contracts and unexpired leases entered into and other obligations incurred by TCO after the Petition Date (unless an order of the

Bankruptcy Court has been entered authorizing rejection of such contracts or leases) shall survive and remain unaffected by the Plan or entry of the

Confirmation Order.

VIII.     CONDITIONS PRECEDENT TO CONFIRMATION
          AND CONSUMMATION OF THE PLAN

A.        CONDITIONS TO CONFIRMATION

          The Bankruptcy Court shall not enter the Confirmation Order unless and until each of the following conditions has been satisfied or, to the extent permitted, duly waived by TCO, with the consent of Columbia, pursuant to

Section VIII.C:

          1.       Prior to or concurrently with Confirmation, the Bankruptcy

Court shall have entered an order, pursuant to section 1129 of the Bankruptcy

Code, confirming a Plan of Reorganization for Columbia which provides for Columbia to fulfill the terms of the Columbia

Omnibus Settlement and the Columbia Guaranty and for the financing of

Reorganized TCO on terms satisfactory to TCO.

          2.       Any authorization or approval required under the Public

Utility Holding Company Act of 1935 with respect to Columbia or Reorganized

TCO, or of the transactions contemplated by the Plan or by the Plan of

Reorganization for Columbia, shall have been obtained prior to confirmation of the Plan and the Plan of Reorganization for Columbia and shall be final and not subject to further review.

          3.       The Confirmation Order shall provide that the Intercompany

Claims are deemed settled, released and discharged as provided in Section X.D,

"Settlement of Intercompany Claims."

          4.       There shall have been no material adverse change to TCO's

business, properties, financial condition, results of operations or business prospects between the Plan Mailing Date and the Confirmation Date.

          5.       No material environmental liability Claim shall have been

Filed by any entity including, without limitation, any state or federal environmental or regulatory agency, asserting actual or potential liability against TCO, other than Claims Filed pursuant to settlement agreements between

TCO and such state or federal environmental or regulatory agency or other governmental entity.

          6.       FERC shall have issued a final order, not subject to further review, approving TCO's right to recover from its

Customers all amounts payable to the holders of Allowed Claims in each of

Classes 3.3A, 3.3B, 3.3C and 3.3D and of amounts anticipated to be paid by TCO to certain of its upstream pipeline suppliers to obtain their consent to the termination of transportation contracts with such pipelines.

          7.       The Confirmation Order shall approve the settlement, in

accordance with the Plan, of the Refund Disputes with Accepting 3.4 Claimants and the 1990 Rate Case Settlement.

          8.       The tentative settlement agreement between TCO and the

Internal Revenue Service with respect to the latter's Priority Tax Claim as described in the Disclosure Statement shall have become final and binding.

          9.       TCO and Columbia shall have received a ruling from the

Internal Revenue Service, in form and substance satisfactory to TCO and

Columbia, to the effect that payments made by TCO under the Plan that are attributable to the breach, termination or rejection of gas purchase contracts are currently deductible by TCO for Federal income tax purposes.

          10.      All holders of General Fund Claims that have not placed a

maximum monetary value on the Claims Filed by them shall have done so or a maximum monetary value shall have otherwise been fixed for such Claims.

          11.      The Bankruptcy Court shall have approved those Settlement

Values that have been accepted by the holders of the Claims for which they have been proposed.

          12.      The Plan shall not have been amended without the consent of

Columbia, after consultation with the official committees appointed in

Columbia's reorganization case.

B.        CONDITIONS TO EFFECTIVE DATE

          The Plan shall not be consummated and the Effective Date shall not occur unless and until each of the following conditions has been satisfied or,

to the extent permitted, duly waived by TCO with the consent of Columbia pursuant to Section VIII.C:

          1.       The order of the Bankruptcy Court confirming Columbia's Plan of Reorganization shall become a Final Order and Columbia's Plan of

Reorganization shall have become effective on terms consistent with the Plan.

          2.       The order confirming the Plan shall have become a Final

Order.

          3.       There shall have been no material adverse change to TCO's

business, properties, financial condition, results of operations or business prospects between the Confirmation Date and the Effective Date.

          4.       The Distribution Formula shall yield a distribution to each holder of a General Fund Claim that is Allowed as of the Effective Date of at least fifty (50%) percent of its Allowed Claim; provided, however, that this condition may be satisfied, at Columbia's option, by Columbia subordinating or causing to be subordinated, in whole or in part, its right to receive a distribution on the Effective Date in respect of its Class 3.5B Claim and CNR's right to receive the distribution on the

Effective Date in respect of the East Lynn Condemnation Obligation, in each case in favor, on a pro-rata basis, of holders of General Fund Claims that are

Allowed as of the Effective Date, to the extent required to provide such minimum distribution to such holders, in which event Columbia and CNR shall be subrogated, pari passu, to the rights of such holders to further distributions from the General Fund until Columbia and CNR shall have recouped the amounts subordinated by them.

          5.       Any condition to Confirmation described in Section VIII.A

that is waived by TCO as permitted by Section VIII.C and that, at the time of such waiver, TCO elects to have become a condition to the consummation of the

Plan, shall have been satisfied or, if waivable, waived.

          6.       The Effective Date shall occur on or before June 30, 1994.

C.        WAIVER OF CONDITIONS TO CONFIRMATION OR EFFECTIVE DATE

          Each of the conditions set forth in Sections VIII.A and VIII.B may,

with the consent of Columbia after consultation with the official committees appointed in Columbia's reorganization case, be waived in whole or in part by

TCO at any time in its discretion except that (i) the condition numbered 2 in

Section VIII.A may be waived only if TCO elects to have such condition become a condition to the Effective Date and may not be waived as a condition to the

Effective Date (ii) the conditions numbered 8 and 9 in Section VIII.A may be waived only if TCO elects to have the condition waived become a condition to the Effective Date and
as such may not be waived as a condition to the Effective Date without the

Official Committee of Equity Holders appointed in Columbia's reorganization case having been given notice and an opportunity to be heard, and (iii) the condition numbered 4 in Section VIII.B may not be waived.  To be effective, any such waiver and consent must be in writing and Filed.  The failure of a condition to have been satisfied may be asserted by TCO regardless of the circumstances giving rise to the failure of such condition to be satisfied

(including any action or inaction by TCO or Columbia).  TCO's failure to exercise any of the foregoing rights shall not be deemed a waiver of any other rights and each such right shall be deemed an ongoing right, which may be asserted at any time.

D.        EFFECT OF NON-OCCURRENCE OF CONDITIONS TO EFFECTIVE DATE

          Each of the conditions to the Effective Date must be satisfied or duly waived by TCO by the 180th day after the Confirmation Date or by such later date as is proposed by TCO and is approved by order of the Bankruptcy

Court after notice and a hearing.  If the Confirmation Order is vacated, the

Plan, including the discharge of Claims pursuant to section 1141 of the

Bankruptcy Code, and the assumptions or rejections of executory contracts or unexpired leases pursuant to Section VII.A, shall be null and void in all respects.  In the event the Confirmation Order is so vacated, nothing contained in the Plan shall (i) constitute a waiver or release of any Claim by or against, or any Interests in, TCO or Columbia, (ii) prejudice in any manner the rights of TCO or Columbia or (iii) constitute an admission against TCO or

Columbia.

IX.       CONFIRMABILITY AND SEVERABILITY
          OF THE PLAN AND CRAMDOWN

A.        CONFIRMABILITY AND SEVERABILITY OF THE PLAN

          TCO and the Plan must satisfy the confirmation requirements of section 1129 of the Bankruptcy Code.  TCO reserves the right to modify, revoke or withdraw the Plan pursuant to Sections XII.B or XII.C.  A determination by the Bankruptcy Court that the Plan is not confirmable pursuant to section 1129 of the Bankruptcy Code shall not limit or affect TCO's ability to modify the

Plan to satisfy the confirmation requirements of said section 1129.

B.        CRAMDOWN

          TCO requests Confirmation under section 1129(b) of the Bankruptcy

Code if any impaired Class does not accept the Plan pursuant to section 1126 of the Bankruptcy Code.  TCO reserves the right to modify the Plan if necessary to obtain Confirmation pursuant to section 1129(b) of the Bankruptcy Code.

X.        DISCHARGE, RELEASES, SETTLEMENT OF CLAIMS AND INJUNCTION

A.        DISCHARGE OF CLAIMS AND TERMINATION OF INTERESTS

          Except as otherwise expressly provided in the Plan or in the

Confirmation Order, the Confirmation Date operates as a discharge, pursuant to section 1141(d) of the Bankruptcy Code, effective as of the Effective Date, of all debts of, Claims against and Interests in TCO including any interest accrued on Claims from the Petition Date, that arose prior to the

Confirmation Date.  Without limiting the generality of the foregoing, on the

Effective Date, TCO shall be discharged from any debt that arose prior to the

Confirmation Date and from all debts of the kind specified in sections 502(g),

502(h) or 502(i) of the Bankruptcy Code, whether or not (i) a proof of Claim based on such debt was Filed pursuant to section 501 of the Bankruptcy Code,

(ii) a Claim based on such debt is an Allowed Claim pursuant to section 502 of the Bankruptcy Code or (iii) the holder of a Claim based on such debt has voted to accept the Plan.

          As of the Confirmation Date, except as otherwise specifically provided in the Plan or Confirmation Order, all entities shall be precluded from asserting against TCO, Reorganized TCO, or their respective successors, or the properties of any of them, any other or further Claims, debts, rights,

causes of action, liabilities or equity interests based upon any act, omission,

transaction or other activity of any kind or nature that occurred prior to the

Confirmation Date.  In accordance with the foregoing, except as provided in the

Plan or Confirmation Order, the Confirmation Order shall be a judicial determination of discharge of all such Claims and other debts and liabilities against TCO, pursuant to sections 524 and 1141 of the Bankruptcy Code, and such discharge shall void any judgment obtained against TCO at any time, to the extent that such judgment relates to a discharged Claim.

B.        INJUNCTION

          As of the Confirmation Date, except as provided in the Plan or

Confirmation Order, all entities that have held, currently hold or may hold a

Claim or other debt or liability that is discharged pursuant to the terms of the Plan are permanently enjoined from taking any of the following actions on account of any such discharged Claims, debts or liabilities, other than actions brought to enforce any rights or obligations under the Plan:  (i) commencing or continuing in any manner any action or other proceeding against TCO,

Reorganized TCO or their respective successors, or the property of any of them;

(ii) enforcing, attaching, collecting or recovering in any manner any judgment,

award, decree or order against TCO, Reorganized TCO or their respective properties; (iii) creating, perfecting or enforcing any lien or encumbrance against TCO, Reorganized TCO, or their respective properties; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt,

liability or obligation due to TCO, Reorganized TCO, or their respective properties; and (v) commencing or continuing, in any manner or in any place,

any action that does not comply with or is inconsistent with the provisions of the Plan.

C.        LIMITATION OF LIABILITY

          TCO, Reorganized TCO, their affiliates and their respective directors, officers, employees, agents, representatives and Professionals

(acting in such capacity), and the Creditors' Committee, the Customers'

Committee and their respective members
and Professionals (acting in such capacity), and their respective heirs,

executors, administrators, successors and assigns, shall neither have nor incur any liability to any entity for any act taken or omitted to be taken in connection with or related to the formulation, preparation, dissemination,

implementation, confirmation or consummation of the Plan, the Disclosure

Statement or any contract, instrument, release or other agreement or document created or entered into, or any other act taken or omitted to be taken in connection with the Plan or the Reorganization Case, provided, however, that the foregoing provisions of this Section X.C shall have no effect on the liability of any entity that would otherwise result from any such act or omission to the extent that such act or omission is determined in a Final Order to have constituted gross negligence or willful misconduct.

D.        SETTLEMENT OF INTERCOMPANY CLAIMS

          As of the Effective Date, in exchange for the consideration described in the definition herein of the Columbia Omnibus Settlement, all Intercompany

Claims shall be deemed settled, released and discharged.  Columbia, TCO,

Reorganized TCO, CNR, and each of their respective affiliates, and each of their respective present and former directors, officers, employees, agents,

attorneys, accountants, bankers, investment bankers and other representatives,

and each of their respective heirs, executors, administrators, successors, and assigns, and each official committee appointed in the Reorganization Case and

Columbia's reorganization case, shall be released as of that date from the

Intercompany Claims and from any and all Claims arising from or related to the transactions that are the subject of the Intercompany Claims, and the

Confirmation Order will enjoin the prosecution by any entity, whether directly,

derivatively or otherwise, of any claim, debt, right, cause of action or liability which was or could have been asserted in connection with the

Intercompany Claims.  Acceptance of the Plan shall constitute consent to the settlement of all Intercompany Claims provided for in the Plan.

E.        SETTLEMENT OF REFUND DISPUTES

          As of the Effective Date, in consideration of the distributions to be made to Accepting 3.4 Claimants under the Plan, the Refund Claims and Refund

Disputes held by such claimants shall be deemed settled, released and discharged.  Columbia, TCO, Reorganized TCO, and each of their respective affiliates, and each of their respective present and former directors,

officers, employees, agents, attorneys, accountants, bankers, investment bankers and other representatives, and each of their respective heirs,

executors, administrators, successors, and assigns, and each official committee appointed in the Reorganization Case and Columbia's reorganization case, shall be released as of that date from such Refund Claims and Refund Disputes and from any and all claims arising from or related to the transactions that are the subject of such Refund Claims and Refund Disputes, and the Confirmation

Order will enjoin the
prosecution by any entity, whether directly, derivatively or otherwise, of any claim, debt, right, cause of action or liability which was or could have been asserted in connection with such Refund Claims and Refund Disputes.

F.        APPROVAL OF 1990 RATE CASE SETTLEMENT

          As of the Effective Date, the 1990 Rate Case Settlement shall be deemed approved and final, and, in consideration of the distribution to be made to each Class 3.4 Claimant pursuant to the Plan in respect of such Claimant's

1990 Rate Case Claim, such Claimant's 1990 Rate Case Claims shall be deemed settled, released and discharged.  Columbia, TCO, Reorganized TCO, and each of their respective affiliates, and each of their respective present and former directors, officers, employees, agents, attorneys, accountants, bankers,

investment bankers, and other representatives, and each of their respective heirs, executors, administrators, successors, and assigns, and each official committee appointed in the Reorganization Case and Columbia's reorganization case, shall be released as of that date from each 1990 Rate Case Claim and from any and all claims arising from or related to the transactions that are the subject of the 1990 Rate Case Settlement, except as provided therein, and the

Confirmation Order will enjoin the prosecution by any entity, whether directly,

derivatively or otherwise, of any claim, debt, right, cause of action or liability which was or could have been asserted in connection with the 1990

Rate Case or the 1990 Rate Case Claims, except as provided in the 1990 Rate

Case Settlement.

XI.       RETENTION OF JURISDICTION

          Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court shall retain such jurisdiction over the Reorganization Case after the Effective Date as is legally permissible, including jurisdiction to:

          1.       Allow, disallow, determine, liquidate, classify, estimate,

or establish the priority or secured or unsecured status of, any Claim,

including the resolution of any request for payment of any Administrative

Claim, the resolution of any dispute regarding Post-Effective Date Costs and the resolution of any and all objections to the allowance or priority of Claims

(including any Administrative Claim and any Priority Tax Claim);

          2.       Grant or deny any application for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or the

Plan, for periods ending on or before the Effective Date;

          3.       Resolve any matters related to the assumption or rejection of any executory contract or unexpired lease to which TCO is a party or with respect to which TCO may be liable and to hear, determine and, if necessary,

Allow any Claim arising therefrom;

          4.       Decide or resolve any matter arising under the Claims

Estimation Procedures;

          5.       Resolve any determinations which may be requested by TCO of unpaid tax liability under sections 505 and 1146(d) of the Bankruptcy Code;

          6.       Ensure that distributions to holders of Allowed Claims are accomplished pursuant to the provisions of the Plan;

          7.       Decide or resolve any motions, adversary proceedings,

contested or litigated matters and any other matters and grant or deny any applications that may be pending on the Effective Date, that arise in or relate to the Reorganization Case or the Plan;

          8.       Enter such orders as may be necessary or appropriate to

implement or consummate the provisions of the Plan and all contracts,

instruments, releases, indentures and other agreements or documents created in connection with the Plan or the Disclosure Statement, except as otherwise provided herein;

          9.       Resolve any cases, controversies, suits or disputes that may arise in connection with the consummation, interpretation or enforcement of the

Plan or any entity's obligations under or in connection with the Plan, except that such retention of jurisdiction shall not apply to any cases,

controversies, suits or disputes that may arise in connection with FERC regulatory matters;

          10.      Modify the Plan before, on or after the Effective Date

pursuant to section 1127 of the Bankruptcy Code or modify the Disclosure

Statement or any contract, instrument, release, indenture or other agreement or document created in connection with the Plan or the Disclosure Statement, or remedy any defect
or omission or reconcile any inconsistency in any Bankruptcy Court order, the

Plan, the Disclosure Statement or any contract, instrument, release, indenture or other agreement or document created in connection with the Plan or the

Disclosure Statement, in such manner as may be necessary or appropriate to consummate the Plan, to the extent authorized by the Bankruptcy Code;

          11.      Issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any entity with consummation or enforcement of the Plan, except as otherwise provided herein;

          12.      Enter and implement such orders as are necessary or

appropriate if the Confirmation Order is for any reason modified, stayed,

reversed, revoked or vacated;

          13.      Determine any other matters that may arise in connection

with or relate to the Plan, the Disclosure Statement, the Confirmation Order,

any Claim or any contract, instrument, release, indenture or other agreement or document created in connection with the Plan or the Disclosure Statement,

except as otherwise provided herein;

          14.      Determine the Termination Date; and

          15.      Enter an order concluding the Reorganization Case.

XII.      MISCELLANEOUS PROVISIONS

A. DISSOLUTION OF THE CREDITORS' COMMITTEE AND THE CUSTOMERS' COMMITTEE AND CREATION OF THE CLAIMS SUPERVISION COMMITTEE

          1.       DISSOLUTION OF THE COMMITTEES

          The Creditors' Committee and the Customers' Committee shall continue in existence until the Effective Date for the principal purposes of participating in the reconciliation and resolution of Disputed Claims and in overseeing the implementation of the Plan.  On the Effective Date, the

Creditors' Committee and the Customers' Committee shall dissolve and the members of those Committees as such shall be released and discharged from all rights and duties arising from or related to the Reorganization Case.  The

Professionals retained by the Creditors' Committee and the Customers' Committee

and the members thereof shall not be entitled to compensation or reimbursement of expenses for any services rendered after the Effective Date, except for services rendered and expenses incurred in connection with any applications for allowance of compensation and reimbursement of expenses pending on the

Effective Date or Filed and served after the Effective Date pursuant to Section

VI.B.1.

          2.       CLAIMS SUPERVISION COMMITTEE

                   a.      FUNCTION AND COMPOSITION

          Prior to the Effective Date, the Bankruptcy Court shall appoint the members of the Claims Supervision Committee.  The Claims Supervision Committee

is to consist of five members, one of whom shall be the holder of the largest

Class 3.5A Claim that is Allowed as of the Effective Date who is willing to serve, one
of whom shall be of the holder of the largest Class 3.6 Claim that, as of the

Effective Date, is willing to serve, two of whom are to be holders of Class 3.7 or Class 3.8 Claims designated by the Creditors' Committee who are willing to serve, and one of whom shall be a person designated by Columbia.  With respect to the two holders of Class 3.7 or 3.8 Claims, one shall be a holder of a

Producer Claim arising from the purchase by TCO of natural gas primarily from the Appalachian region of the United States, and one shall be a the holder of a

Producer Claim arising from the purchase by TCO of natural gas primarily from the Southwestern region of the United States.

          The only functions of the Claims Supervision Committee will be to (i)

participate in the reconciliation and resolution of Disputed Claims, in which connection the Claims Supervision Committee may participate, to the extent it deems appropriate and in the interest of creditors, in the Claims Estimation

Procedures, (ii) file objections to Claims as described in Section VI.C, (iii)

oversee distributions on account of all Claims entitled thereto by Reorganized

TCO, the General Fund Trustee and any Disbursing Agent appointed by them, and

(iv) object to and monitor the reimbursement from the General Fund of

Post-Effective Date Costs.

                   b.      EMPLOYMENT OF PROFESSIONALS

          The Claims Supervision Committee shall be authorized to retain and employ one or more law firms as counsel and one or more accounting firms and such other professional and technical
assistance as it may deem appropriate in the discharge of its obligations.  The role of the Claims Supervision Committee's professionals shall be limited to assisting the Claims Supervision Committee in the performance of its functions as described in Section XII.A.2.a.  The actual, necessary, reasonable and documented fees and expenses of the professionals retained by the Claims

Supervision Committee, as well as the actual, necessary, reasonable and documented expenses incurred by each member of the Claims Supervision

Committee, in the performance of their respective duties, shall be

Post-Effective Date Costs and paid from the General Fund as provided in the

Plan.

                   c.      DISSOLUTION

          Subject to further order of the Bankruptcy Court, the Claims

Supervision Committee shall dissolve on the Termination Date.  The professionals retained by the Claims Supervision Committee and the members of the Committee shall not be entitled to compensation or reimbursement of expenses for any services rendered after the Termination Date.

B.        MODIFICATION OF THE PLAN

          Subject to the restrictions on modifications set forth in section

1127 of the Bankruptcy Code, TCO reserves the right to alter, amend or modify the Plan before its substantial consummation; provided, however, that no alterations, amendments or modifications shall be made without the consent of

Columbia.

C.        REVOCATION OF THE PLAN

          TCO reserves the right to revoke or withdraw the Plan prior to the

Confirmation Date.  If TCO revokes or withdraws the Plan, or if Confirmation does not occur, then the Plan shall be null and void in all respects, and nothing contained in the Plan shall:  (i) constitute a waiver or release of any

Claims by or against, or any Interests in, TCO or Columbia, (ii) prejudice in any manner the rights of TCO or Columbia or (iii) constitute an admission against TCO or Columbia.

D.        SEVERABILITY OF PLAN PROVISIONS

          If any term or provision of the Plan is held by the Bankruptcy Court prior to or at the time of Confirmation to be invalid, void or unenforceable,

the Bankruptcy Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable,

consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted.  In the event of any such holding,

alteration, or interpretation, the remainder of the terms and provisions of the

Plan may, at TCO's option, with the consent of Columbia, remain in full force and effect and not be deemed affected, impaired or invalidated by such holding,

alteration or interpretation.  However, TCO and Columbia reserve the right not to proceed to Confirmation or consummation of the Plan if any such ruling occurs. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

E.        SUCCESSORS AND ASSIGNS

          The rights, benefits and obligations of any entity named or referred to in the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such entity.

F.        SERVICE OF DOCUMENTS ON TCO OR REORGANIZED TCO

          Any pleading, notice or other document required by the Plan to be served on or delivered to TCO or Reorganized TCO shall be sent by first class

U.S. mail, postage prepaid to:

                           Columbia Gas Transmission Corporation
                           1700 40
                           MacCorkle Avenue, S.E.
                           Charleston, West Virginia  25314
                           Attention:  James A. Jarrell

with copies to:

                           Stroock & Stroock & Lavan
                           Seven Hanover Square
                           New York, New York  10004-2594
                           Attention:  Lewis Kruger
                                      Robin E. Keller

                           Cravath, Swaine & Moore
                           825 Eighth Avenue
                           New York, New York  10019-7475
                           Attention:  John F. Hunt

                           Young, Conaway, Stargatt & Taylor
                           11th Floor - Rodney Square North
                           P.O. Box 39
                           Wilmington, Delaware  19899-0381
                           Attention:  James L. Patton, Jr.

G.        PAYMENT AND WITHHOLDING OF TAXES

          Except as otherwise specifically provided in the Plan, (i) to the extent that any distribution (other than a distribution from the RIA Account)

made pursuant to the Plan includes or is deemed to include the income (or an amount equal to the income) earned on funds used to provide such distribution,

the amount of the distribution shall be reduced by the amount of income taxes payable with respect to such income, (ii) if any of the income referred to in clause (i) is reportable by TCO (or attributable to TCO on a consolidated tax return), TCO shall be reimbursed out of such funds for the amount of income taxes payable on such income, and (iii) all distributions made pursuant to the

Plan shall, where applicable, be subject to information reporting to appropriate governmental authorities and to withholding of taxes.  For purposes of clauses (i) and (ii) of the preceding sentence, the amount of income taxes payable with respect to income earned on such funds shall be calculated by multiplying (x) the amount of the income (net of any deductions attributable to such income) by (y) the highest marginal federal, state and local income tax rates for corporations applicable to such income (as adjusted for any deductions for state and local income taxes).

CONFIRMATION REQUEST

          TCO hereby requests Confirmation of the Plan pursuant to section

1129(a) or section 1129(b) of the Bankruptcy Code (in the event the Plan is not accepted by each of those Classes of Claims and Interests entitled to vote).

Dated:  January 18, 1994
        Charleston, West Virginia

                                         Respectfully submitted,

                                         COLUMBIA GAS TRANSMISSION
                                         CORPORATION


                                         By: /s/ JAMES P. HOLLAND
                                            --------------------------
                                             James P. Holland
                                             Chairman and Chief
                                             Executive Officer